EXHIBIT 10.2 - U.S.$150 MILLION
                              DEBENTURE AGREEMENT


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

                       BELL ATLANTIC INTERNATIONAL, INC.
                          1310 North Court House Road
                            Arlington, Virginia 22201

                                                                   July 25, 1997

Grupo Iusacell, S.A. de C.V.
Montes Urales 460
3rd Floor
Col. Lomas de Chapultepec
Deleg. Miguel Hidalgo, C.P.
11000 Mexico, D.F.

            Re:   Debenture Purchase Agreement

Ladies and Gentlemen:

      This letter agreement (this "Agreement"), together with the exhibits attached hereto, is intended to confirm the commitment of Bell Atlantic International, Inc., a Delaware corporation ("BAII"), to lend to Grupo Iusacell, S.A. de C.V., a limited liability stock corporation organized under the laws of Mexico (the "Company"), up to U.S.$150,000,000 upon the terms and subject to the conditions set forth in this Agreement and in the Debentures (as defined below). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Debentures.

      In consideration of the sum of U.S.$10 in hand paid by each of BAII and the Company to the other, the mutual promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, BAII and the Company hereby agree as follows:

      1. Borrowings. (a) BAII agrees, subject to the terms and conditions set forth in this Agreement and in the Debentures, to make one or more loans (each, individually, a "Loan" and, collectively, the "Loans") to the Company during the period commencing on (and including) the date hereof and ending on (and including) September 30, 1999. The maximum aggregate principal amount of all Loans made pursuant to this Agreement shall be U.S.$150,000,000. Each Loan shall be in a minimum principal amount of the lesser of (x) U.S.$3,500,000 and (y) an amount equal to U.S.$150,000,000 minus the aggregate principal amount of all other


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

Loans made on or prior to the applicable Funding Date (as defined below) pursuant to this Agreement. Each Loan in a principal amount in excess of U.S.$3,500,000 shall be in an integral multiple of U.S.$100,000.

      (b) Each Loan to be made hereunder shall require advance written notice (a "Borrowing Notice") to BAII from the Company delivered in accordance with the provisions contained in Section of the Debentures, which Borrowing Notice shall (i) be irrevocable, (ii) specify the requested funding date of such Loan, which shall be a Business Day (the "Funding Date"), (iii) be received not later than five (5) Business Days prior to such Funding Date, (iv) specify the principal amount of the Loan requested, (v) specify the location and number of the Company's account with a bank in New York City to which funds are to be disbursed, (vi) specify the use(s) of the proceeds and (vii) be accompanied by the Officer's Certificate referred to in Section 5(b)(vii) hereof.

      (c) Subject to the conditions set forth in this Paragraph 1 and Paragraph hereof, BAII shall make available, on the Funding Date specified for such Loan in the Borrowing Notice therefor, the amount of such Loan by wire transfer of U.S. Dollars in immediately available funds to such account of the Company as shall be designated in such Borrowing Notice.

      2. Debentures. (a) Each Loan shall be evidenced by one or more debentures of the Company substantially in the form of Exhibit A hereto (the "Original Debentures").

      (b) On each Interest Payment Date prior to the Maturity Date, the Company shall, as provided in the Debentures, (unless and to the extent BAII elects otherwise) pay interest on the Debentures through the issuance of additional debentures substantially in the form of Exhibit B hereto (the "Additional Debentures"; the Original Debentures and the Additional Debentures are hereinafter sometimes referred to individually as a "Debenture" and, collectively, as the "Debentures") in an aggregate principal amount equal to all or a portion of (as designated by BAII) the amount of interest that would be payable with respect to the Debentures if such interest were paid in cash or, at BAII's option, pay such interest in whole or in part in cash. The Company, at its expense, shall issue and deliver to the applicable Holders any such Additional Debentures on the applicable Interest Payment Dates.

      3. Repayment of Loans. The Company will pay the principal of and interest on the Loans in accordance with the terms of the Debentures.

      4. Representations and Warranties. (a) The Company hereby represents and warrants to BAII as follows (subject to BAII taking the actions contemplated by Section hereof), each of which representations and warranties shall, by the Company's requesting a Loan and accepting the proceeds thereof, be deemed automatically


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

to have been re-made in all material respects as of each date on which the Company requests such Loan and accepts the proceeds thereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations or warranties shall be true and correct in all material respects as of such earlier date:

            (i) Authorization. Except as set forth on Schedule 4(a)(i) hereto, the Company has the full corporate power and authority to execute and deliver this Agreement and to issue the Debentures and to perform all of its obligations hereunder and under the Debentures. The execution, delivery and performance of the terms of this Agreement and the Debentures by the Company have been duly authorized by all necessary corporate and stockholder action, except as set forth on Schedule 4(a)(i).

            (ii) Consents. The execution and delivery by the Company of this Agreement, the issuance of the Debentures and performance of the Company's obligations under this Agreement and the Debentures do not require any consent, approval, authorization or order of, notice to, or declaration, filing or registration with, any Governmental Authority or stock exchange, except those (if any) that have been obtained and are in full force and effect and have been disclosed in writing to BAII, and except further for such notices as may be required to be filed with the Mexican Comision Federal de Competencia (the "Competition Commission") and the Mexican Registro Nacional de Inversiones Extranjeras upon conversion of the Debentures into Series A Shares.

            (iii) Compliance with Other Instruments. Neither the execution and delivery of this Agreement or the Debentures, nor the fulfillment of the terms set forth in this Agreement or the Debentures and the consummation of the transactions contemplated by this Agreement or the Debentures, will: (A) conflict with or constitute a breach of, or constitute a default under or an event which, with or without notice or lapse of time or both, would be a breach of or default under or violation of the estatutos sociales or other organizational documents of the Company or any agreement, document, indenture, permit, mortgage or other instrument or undertaking by which the Company or any of its subsidiaries is bound or to which any of their properties are subject, or give rise to a right thereunder to require any payment to be made by the Company or its subsidiaries, or would be a violation of any law, administrative regulation, judgment, order or decree applicable to the Company or any of its subsidiaries; (B) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries; (C) result in the loss of any license, certificate, legal privilege or legal right enjoyed or possessed by the Company or any of its subsidiaries; (D) give any party to any agreement to which the Company or any of its


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

      subsidiaries is a party a right of termination; or (E) except those that have been obtained and disclosed to BAII in writing, require the consent of any other Person under any agreement, indenture, mortgage, document or other instrument or undertaking by which the Company or any of its subsidiaries is bound or to which any of their properties are subject.

            (iv) Enforceable Obligation. This Agreement constitutes, and the Debentures, when executed and delivered by the Company will constitute, a legal, valid and binding obligation of the Company enforceable in accordance with their respective terms, subject, as to enforcement, only to bankruptcy, insolvency, reorganization, moratorium, or similar laws at the time in effect affecting the enforceability of the rights of creditors generally.

            (v) Organization; Powers. The Company and each of its subsidiaries is duly organized and validly existing under the laws of its jurisdiction of incorporation, has all requisite power and authority, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

            (vi) Litigation. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than matters disclosed in writing to BAII on or prior to the date of this Agreement) or (ii) that involve this Agreement or any Debenture.

            (vii) Use of Proceeds. The proceeds of the Debentures will be used only to refinance existing indebtedness of the Company and its subsidiaries, to fund Capital Expenditures and/or for other general corporate purposes.

            (viii) Conversion Shares. The Company has reserved out of its authorized but unissued stock, free from preemptive rights and solely for issuance and delivery upon the conversion of the Debentures, such number of its duly authorized Series A Shares or other securities as from time to time shall be issuable upon the conversion of the Debentures. No further corporate action shall be required for the valid issuance of such securities upon the conversion of the


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      Debentures, except that following any conversion of the Debentures, the
      Board of Directors of the Company has been authorized and instructed to amend the Company's estatutos sociales to reflect the corresponding increase in capital and number of Series A Shares resulting from any such conversion, and to take customary action to formalize and register any such amendment. The Series A Shares or other securities as from time to time shall be issuable upon the conversion of the Debentures are not, and shall continue not to be, subject to preemptive or similar rights of any Person, and when issued upon conversion of the Debentures in accordance with the terms of this Agreement and the Debentures, shall be duly and validly issued, fully paid and nonassessable.

      (b) BAII hereby represents and warrants to the Company as follows (each of which representations and warranties shall, by BAII's making a Loan and accepting a Debenture, be deemed automatically to have been re-made in all material respects as of each date on which BAII makes such Loan and accepts such Debenture, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations or warranties shall be true and correct in all material respects as of such earlier date):

            (i) Authorization. BAII has the full corporate power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder. The execution, delivery and performance of the terms of this Agreement by BAII have been duly authorized by all necessary corporate and stockholder action.

            (ii) Consents. The execution and delivery by BAII of this Agreement and performance of BAII's obligation under this Agreement do not require any consent, approval, authorization or order of, notice to, or declaration, filing or registration with, any Governmental Authority, except those (if any) that have been obtained and are in full force and effect, and have been disclosed in writing to the Company and except for such notices as may be required to be filed with the Competition Commission.

            (iii) Compliance with Other Instruments. Neither the execution and delivery of this Agreement, nor the fulfillment of the terms set forth in this Agreement and the consummation of the transactions contemplated by this Agreement, will: (A) conflict with or constitute a breach of, or constitute a default under or an event which, with or without notice or lapse of time or both, would be a breach of or default under or violation of the certificate of incorporation or other organizational documents of BAII or any agreement, document, indenture, permit, mortgage or other instrument or undertaking by which BAII or any of its subsidiaries is bound or to which any of their properties are subject, or give rise to a right thereunder to require any payment to be made by BAII or its


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

      subsidiaries, or would be a violation of any law, administrative regulation, judgment, order or decree applicable to BAII or any of its subsidiaries; (B) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of BAII or any of its subsidiaries; (C) result in the loss of any license, certificate, legal privilege or legal right enjoyed or possessed by BAII or any of its subsidiaries; (D) give any party to any agreement to which BAII or any of its subsidiaries is a party a right of termination; or (E) except those that have been obtained and disclosed to the Company in writing, require the consent of any other Person under any agreement, indenture, mortgage, document or other instrument or undertaking by which BAII or any of its subsidiaries is bound or to which any of their properties are subject.

            (iv) Enforceable Obligation. This Agreement constitutes a legal, valid and binding obligation of BAII enforceable in accordance with its terms, subject, as to enforcement, only to bankruptcy, insolvency, reorganization, moratorium, or similar laws at the time in effect affecting the enforceability of the rights of creditors generally.

            (v) Organization; Powers. BAII is duly organized and validly existing under the laws of the jurisdiction of its organization, has all requisite power and authority, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and to carry on its business as now conducted.

            (vi) Accredited Investor. BAII is an accredited investor as such term is defined in Rule 501(a)(3) promulgated under the Act.

            (vii) Acquiring for Own Account. BAII is acquiring the Debentures for its own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof.

            (viii) Restrictions on Transfer. BAII expressly understands and acknowledges that the Debentures have not been registered under the Act and, accordingly, agrees to offer, sell or otherwise transfer the Debentures only pursuant to a registration under the Act and any other applicable securities law, or an exemption therefrom.

      5. Conditions to Borrowing. (a) The obligation of BAII to make the initial Loan on the initial Funding Date is subject to the following conditions:

            (i) BAII shall have received a counterpart of this Agreement executed by the Company in the space indicated below evidencing the Company's agreement with the terms herein contained;


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            (ii) BAII shall have received the following documents, all in form and substance reasonably satisfactory to BAII:

                  (A) A certified copy of the estatutos sociales of the Company;

                  (B) A certificate of the Secretary or General Counsel of the
            Company as to enabling resolutions and incumbency of officers of the Company; and

                  (C) A favorable written opinion addressed to BAII of De Ovando
            y Martinez del Campo, S.C., special Mexican counsel to the Company, substantially in the form of Exhibit C hereto; and

            (iii) Prior to or simultaneously with the funding of the initial Loan on the initial Funding Date, (A) the Company shall have received (x) the net proceeds of the offering of the Senior Notes and (y) the proceeds of the initial loans under the Senior Credit Agreement, and (B) the Company shall have repaid all outstanding principal and interest owed by the Company to Bell Atlantic New Zealand Holdings, Inc.

      (b) The obligation of BAII to make each Loan on the Funding Date therefor is subject to the following conditions:

            (i) BAII shall have received the Borrowing Notice with respect to such Loan required by Paragraph hereof in accordance with the provisions of said paragraph;

            (ii) The representations and warranties of the Company set forth in Section hereof shall be true and correct in all material respects on and as of the Funding Date of such Loan with the same effect as though such representations and warranties had been made on and as of such Funding Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations or warranties shall be true and correct in all material respects as of such earlier date;

            (iii) On and as of the Funding Date of such Loan and immediately after giving effect to such Loan, no event which would constitute a Default or an Event of Default shall have occurred and be continuing;

            (iv) The Company shall be in compliance with the covenants set forth in Section 4 of the Debentures, which Section is incorporated herein by reference whether or not a Debenture is outstanding;

            (v) The Debenture or Debentures evidencing such Loan shall have been duly executed and completed by the Company;


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            (vi) On or before the Funding Date of such Loan, the Company shall have taken all action necessary to enable the Company to comply with Section of the Debentures; and

            (vii) The Company shall have delivered to BAII a certificate of its chief financial officer dated as of the Funding Date of such Loan, certifying as to satisfaction of the conditions precedent set forth in clauses (ii) and (vi) of this Section 5(b) and, if applicable, clauses
      (iii) and (iv) of this Section 5(b).

Notwithstanding the forgoing, clauses (iii) and (iv) of this Section shall not be effective at any time that Senior Obligations (as defined in the Subordination Agreement) are outstanding; provided, however, that clause (iii) of this Section shall be effective irrespective of whether Senior Obligations are outstanding if the Default or Event of Default is the failure of the Company to pay all or any portion of principal or interest under a Debenture and such failure to pay is not a result of the Company's compliance with the Subordination Agreement.

      6. Expiration or Termination of Commitment. The commitment of BAII to make Loans hereunder shall terminate automatically and all obligations of BAII to make Loans hereunder shall forthwith be void and of no effect on and after October 1, 1999.

      7. Certain Agreements of BAII. BAII shall take such actions in its capacity as an owner of equity securities of the Company, and shall cause its designees as directors of the Company to take such actions, as are necessary to permit the Company to comply with Section 6.6 of the Debentures, including, without limitation, the notice that may be required to be filed with the Competition Commission and the Mexican Registro Nacional de Inversiones Extranjeras (the "National Registry") upon conversion of the Debentures into Series A Shares (or other securities).

      8. Consents. The Company covenants and agrees to use its reasonable best efforts to obtain all authorizations, consents, orders, permits or approvals of, or notices to, or filings, registrations or qualifications with, any Governmental Authority or any other Person that are required to be obtained in connection with the issuance of the Series A Shares (or other securities) to BAII upon conversion of the Debentures, including, without limitation, the notice that may be required to be filed with the Competition Commission and the National Registry upon conversion of the Debentures into Series A Shares (or other securities).

      9. Amendments and Waivers. Except as otherwise provided herein or in the Subordination Agreement, no amendment, modification, termination or waiver of any provision of this Agreement, or consent to any departure here from, shall in any event be effective unless the same shall be in writing and signed by BAII and the Company. Each amendment, modification, termination or waiver shall be effective only in the specific instance and for


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the specific purpose for which it was given and shall not be construed as a bar to any right or remedy which the applicable party would otherwise have on any other occasion.

      10. Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of any party hereto in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies provided by law or otherwise available.

      11. Severability. The invalidity, illegality or unenforceability in any jurisdiction of any provision in or obligation under this Agreement shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Agreement or such provision or obligation in any other jurisdiction. The parties agree to negotiate in good faith to replace any such invalid, illegal or unenforceable provision with a new valid, legal and enforceable provision the economic effect of which comes as close as possible to that of such invalid, illegal or unenforceable provision.

      12. Headings. Sections, paragraphs, and headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

      13. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

      14. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns except that the Company may not assign its rights or obligations hereunder (or any portion hereof or thereof) without the prior written consent of BAII. Any attempted assignment or transfer by the Company without such consent shall be null and void. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Agreement.

      15. Counterparts. This Agreement may be executed in two or more separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

      16. Notices, etc. All notices and other communications required or permitted to be given hereunder shall be in writing and


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

shall be delivered personally, telegraphed, sent by telecopier (provided that any telecopied transmission is promptly followed by a mailed or courier copy) or sent by certified, registered mail, or recognized express courier (postage prepaid), to the parties at the addresses set forth below (or to such other persons and/or addresses as the parties may specify by due notice to the others). Notices or other communications given by certified or registered mail shall be deemed given ten (10) Business Days after the date of mailing. Notices or other communications sent in any other manner shall be deemed given only when actually received.

      (i)   If to the Company, to:

      Grupo Iusacell, S.A. de C.V.
      Montes Urales 460
      3rd Floor
      Colonia Lomas de Chapultepec
      Deleg. Miguel Hidalgo, C.P.
      11000, Mexico, D.F.
      Facsimile No.: 011 525 104 41 57
      Attention: Howard F. Zuckerman, Vice President - Finance and Audit and Chief Financial Officer

            with copies to:

      Grupo Iusacell, S.A. de C.V.
      Montes Urales 460
      2nd Floor
      Colonia Lomas de Chapultepec
      Deleg. Miguel Hidalgo, C.P.
      11000, Mexico, D.F.
      Facsimile: 011 525 104 4172
      Attention:  Ruben Perlmutter, Vice President - Mergers and
      Acquisitions and General Counsel

            and

      De Ovando y Martinez del Campo, S.C.
      Bosque de Alisos 47B
      Suite 101
      Col. Bosque de las Lomas
      C.P. 05120 Mexico, D.F.
      Facsimile No.: 011-525-259-5259
      Attention:  Lic. Javier Martinez del Campo


      (ii)  If to BAII, to:

      Bell Atlantic International, Inc.
      1310 North Court House Road
      5th Floor
      Arlington, Virginia  22201
      Facsimile No.:  (703) 312-7784
      Attention:  President and Chief Executive Officer


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

            with copies to:

      Bell Atlantic Corporation
      1717 Arch Street - 47E
      Philadelphia, Pennsylvania 19103
      Facsimile No.:  (215) 563-4174
      Attention:  Treasurer

            and

      Bell Atlantic International, Inc.
      1717 Arch Street - 48E
      Philadelphia, Pennsylvania  19103
      Facsimile No.:  (215) 963-9195
      Attention: Thomas R. McKeough, Vice President


      17. Expenses. The Company shall pay (i) all reasonable and documented out-of-pocket expenses incurred by BAII in connection with the negotiation execution and delivery of this Agreement and any Debenture not to exceed U.S.$2,500, (ii) all reasonable and documented out-of-pocket expenses incurred by BAII, including the reasonable fees, charges and disbursements of counsel for BAII, in connection with any amendments, modifications or waivers of the provisions of this Agreement or any Debenture not to exceed U.S.$2,500 in each instance, and (iii) all reasonable and documented out-of-pocket expenses incurred by BAII or any Holder, including the fees, charges and disbursements of counsel for BAII or any Holder, in connection with the enforcement or protection of its rights in connection with this Agreement, any Debenture or the Loans.

      18. Integration. This Agreement and the Schedule and Exhibits hereto which constitute part hereof and any Debentures issued pursuant hereto constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

      19. Jurisdiction. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND TO THE COURTS OF ITS OWN CORPORATE DOMICILE IN RESPECT OF ACTIONS BROUGHT AGAINST IT AS A DEFENDANT IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DEBENTURE, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.


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

      20. Venue. THE COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DEBENTURE IN ANY COURT REFERRED TO IN PARAGRAPH 19 ABOVE. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

      21. Service of Process. The Company hereby irrevocably designates, appoints and empowers CT Corporation having its address at the date hereof at 1633 Broadway, New York, New York 10019, U.S.A. as its process agent to receive for and on its behalf service of process in New York in any legal action or proceeding with respect to this Agreement or any Debenture. It is understood that a copy of any such process served on such process agent shall be promptly forwarded by air mail by the Person commencing such proceeding to the Company at its address specified in Paragraph 16 above, but the failure of the Company to receive such copy shall not affect in any way the service of such process as aforesaid. Nothing in this Agreement or in the Debentures will affect the right of any party hereto to service of process in any other manner permitted by law.

      22. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY DEBENTURE (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

      23. Waiver of Sovereign Immunity. The Company acknowledges and agrees that the activities contemplated by the provisions of this Agreement and any Debenture are commercial in nature rather than governmental or public, and therefore acknowledges and agrees that it is not entitled to any right of immunity on the grounds of sovereignty or otherwise with respect to such activities or in any legal action or proceeding arising out of or relating to this Agreement or any Debenture in respect of itself and its properties and revenues, expressly and irrevocably waives any such right of immunity which may now or hereafter exist (including any immunity from any legal process, from the jurisdiction of any court or from any attachment prior to judgment, attachment in aid or execution, or otherwise) or claim thereto which may now or hereafter exist, and agrees not to assert any such right or claim in any such action or proceeding, whether in the United States of America or otherwise.

      24. Use of English Language. This Agreement has been negotiated and executed in the English language. All certificates, reports, notices and other documents and communications given or delivered pursuant to this Agreement (including any modifications or supplements hereto) shall be in the English language, or accompanied by a certificated English translation thereof. Except in the case of laws or official communications of Mexico, in the case of any document originally issued in a language other than English, the English language version of any such document shall for purposes of this Agreement, and absent manifest error, control the meaning of the matters set forth therein.

      25. Survival of Representations. The representations and warranties of the parties made or deemed made under this Agreement and any Debenture shall survive the execution and delivery of this Agreement and the Debentures.

      26. Miscellaneous. In addition to the terms and provisions contained herein, the agreements contained herein are subject to the provisions, terms and conditions set forth in the Debentures.

                                    Very truly yours,

                                    BELL ATLANTIC INTERNATIONAL,
                                      INC.


                                    By: /s/ Thomas R. McKeough
                                        ---------------------------------
                                        Title: Vice President

ACCEPTED AND AGREED as of July 25, 1997:

GRUPO IUSACELL, S.A. DE C.V.


By: /s/ Howard F. Zuckerman
    -------------------------------------
    Title: Vice President and
           Chief Financial Officer


By: /s/ Carlos Guiterrez Cardona
    -------------------------------------
    Title: General Counsel

                                Schedule 4(a)(i)

As of the date of this Agreement, the Company's stockholders have not approved the following terms of this Agreement and the Debentures: (1) the minimum principal amount of U.S.$3,500,000 referred to in Section 1(a) of this Agreement; (2) the Interest Payment Dates of the first day of January and July of each year; (3) the Conversion Price for the Additional Debentures; and (4) the ending date of the period during which BAII is obligated to make Loans. The Company agrees to use its best reasonable efforts to cause such terms to be ratified by the stockholders of the Company at the next meeting of such stockholders. If such terms are not ratified by May 31, 1998, the following terms shall apply to this Agreement and the Debentures without any action by the Company, BAII or any other Holder:

1. If the minimum principal amount of U.S.$3,500,000 referred to twice in
Section 1(a) of this Agreement is not so ratified, such amount shall be deleted from Section 1(a) and replaced in both places with U.S.$25,000,000.

2. If the Interest Payment Dates of the first day of January and July of each year referenced in the first paragraph of Exhibit A and Exhibit B are not so ratified, the words "the first day of January and July" shall be deleted from the first paragraph of Exhibit A, Exhibit B, and any then-outstanding Debentures, and replaced with the words "the last day of June and December".

3. If the Conversion Price for the Additional Debentures is not so ratified, the words "day period ending with five trading days remaining before" shall be deleted from Section 6.1 of Exhibit B and of any then-outstanding Additional Debentures, and replaced with the words "days immediately preceding".

4. If the September 30, 1999 date in Section 1(a) of the Agreement and the October 1, 1999 date in Section 6 of the Agreement are not so ratified, such dates shall be deleted and replaced with the dates "June 30, 1999" and "July 1, 1999", respectively.

                                   EXHIBIT A

                          [FORM OF ORIGINAL DEBENTURE]

THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR IN A TRANSACTION WHICH QUALIFIES AS A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, NEITHER THE PRINCIPAL OF NOR THE CASH INTEREST ON THE INDEBTEDNESS CREATED OR EVIDENCED BY THIS INSTRUMENT OR RECORD SHALL BECOME DUE OR BE PAID OR PAYABLE EXCEPT TO THE EXTENT PERMITTED UNDER THE SUBORDINATION AGREEMENT DATED AS OF JULY 25, 1997, AMONG BELL ATLANTIC INTERNATIONAL, INC., GRUPO IUSACELL, S.A. DE C.V., THE CHASE MANHATTAN BANK AND FIRST UNION NATIONAL BANK (THE "SUBORDINATION AGREEMENT"), WHICH SUBORDINATION AGREEMENT IS INCORPORATED HEREIN WITH THE SAME EFFECT AS IF FULLY SET FORTH HEREIN.


                       Convertible Subordinated Debenture

R-__                                                       U.S.$_________
                                                      ______________, 19__

      GRUPO IUSACELL, S.A. DE C.V., a corporation duly organized and existing under the laws of Mexico (the "Company"), for value received, hereby unconditionally promises to pay to the order of BELL ATLANTIC INTERNATIONAL, INC. ("BAII"), or its permitted transferees (BAII or any Eligible Transferee (as hereinafter defined) to which this Debenture is transferred being the "Holder"), the principal sum of _______ U.S. DOLLARS ($________) on December 31, 1999 (the "Maturity Date") (subject to Sections and 1 and 5.1 hereof) in immediately available funds to BAII c/o Bell Atlantic Financial Services, Inc. at Mellon Bank West - Pittsburgh, PA, or at such other place as may be designated in writing by the Holder, or its assigns, and to pay interest at said office in like money in respect of each Interest Period at a rate per annum equal to LIBOR for such Interest Period plus five percent (5%) per annum, from the date hereof on the unpaid principal amount hereof until payment in full thereof. Interest shall accrue daily and, subject to the terms of the Subordination Agreement shall be payable prior to the Maturity Date by issuance of Additional Debentures (as defined in the Agreement referred to below) or, at the option of the Holder, in part or in whole, in cash, semi-annually in arrears on the first day of January and July in each year (each, an "Interest Payment Date") commencing with the first such Interest Payment Date next succeeding the date hereof and upon each payment of principal (whether upon maturity, acceleration, prepayment or otherwise). All computations of interest under this Debenture shall be made on the basis of a year of 360 days and actual days elapsed. If the Holder elects to have accrued interest on the unpaid principal amount hereof that is payable at any time prior to the Maturity Date be paid, in whole or in part, in cash, it shall so notify the Company in writing not less than ten (10) Business Days prior to the date on which such interest payment is scheduled to be made. The Company hereby expressly waives (to the maximum extent permitted by law) any requirements of demand, presentment, notice of protest and dishonor and all other demands or notices of any kind or nature with respect to this Debenture.

      This Debenture is one of the Debentures issued pursuant to (and as defined in) the Debenture Purchase Agreement (the "Agreement"), dated July 25, 1997, by and between the Company and BAII, and is subject to the provisions, terms and conditions thereof as well as the following additional provisions, terms and conditions:

      1. NO REDEMPTION. The Company shall not have the right to redeem this Debenture prior to maturity without the written consent of the Holder.

      2. ADDITIONAL AMOUNTS.

            2.1 Tax Gross-Up. All payments by the Company in respect of this Debenture will be made after withholding or deduction for any taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by Mexico or any political subdivision thereof or taxing authority therein. The Company will pay any such amounts to the relevant taxing or other authority prior to the date on which penalties attach thereto, such payment to be made (if liability to pay is imposed on the Company) for its own account, or (if liability is imposed on the Holder) on behalf of and in the name of such Holder. The sum payable by the Company in respect of which the relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of such deduction, withholding or payment, the Holder receives on the due date and retains (free from any liability in respect of any such deduction, withholding or payment) a net sum equal to what it would have received and so retained had no such deduction, withholding or payment been required or made (the amount of any such increase being referred to herein as an "Additional Amount"). Any reference herein to principal, premium or interest, or any other payment in respect of this Debenture, will be deemed also to refer to any Additional Amounts which may be payable.

            2.2 Documentation. The Company will provide the Holder with documentation evidencing the payment of Mexican taxes in respect of which the Company has paid any Additional Amounts, which documentation shall be legally sufficient to obtain foreign tax credits for U.S. Federal income tax purposes, within 60 days after payment thereof.

      3. MAXIMUM INTEREST RATE. Anything herein to the contrary notwithstanding, the obligation of the Company to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to the Holder hereof to the extent that the receipt thereof by the Holder hereof would not be permissible under the law or laws applicable to the such Holder limiting rates of interest which may be charged or collected by such Holder. Any such payments of interest which are not made as a result of the limitation referred to in the preceding sentence shall be made by the Company to such Holder on the earliest Interest Payment Date or dates on which the receipt thereof would be permissible under such laws applicable to such Holder limiting rates of interest which may be charged or collected by such Holder.

      4. CERTAIN COVENANTS OF THE COMPANY. The Company hereby covenants to the Holder that, so long as this Debenture shall be outstanding:

            4.1 Compliance with Senior Credit Agreement and Senior Note Indenture. It will comply in all material respects with all of its agreements, covenants and other undertakings set forth in the Senior Credit Agreement and the Senior Note Indenture, which agreements, covenants and other undertakings are, by this reference, hereby incorporated herein as if they were fully set forth herein. Notwithstanding the forgoing, in the event that any inconsistency arises between any of the covenants under the Senior Credit Agreement and under the Senior Note Indenture, then the covenant or covenants that are less restrictive on the Company shall apply for purposes of this Section.

            4.2 Compliance with Shareholders Agreement. It will comply in all material respects with all of its agreements, covenants and other undertakings set forth in the Amended and Restated Shareholders Agreement, dated as of February 18, 1997, among Bell Atlantic Latin America Holdings, Inc., Alejo Peralta y Diaz Ceballos, Carlos Peralta Quintero, Iusa Grupo Comunicaciones, S.A. de C.V., Fiusa Pasteje, S.A. de C.V., Langness Investments Limited, Commander Mexicana, S.A. de C.V., Inmobiliaria Reforma Lomas Altas, S.A. de C.V., Fraccionadora y Constructora Mexicana, S.A. de C.V., Confecciones Pasteje, S.A. de C.V., Interelec, S.A. de C.V. and the Company (as such agreement may be amended, supplemented, restated or otherwise modified from time to time) which agreements, covenants and other undertakings are, by this reference, hereby incorporated herein as if they were fully set forth herein.

            4.3 Governmental Approvals; Concessions. (a) It will promptly obtain from time to time at its own expense all such governmental licenses, authorizations, consents, permits and approvals as may be required for the Company to comply with its obligations under the Agreement and this Debenture.

                  (b) It will, and will cause each of its subsidiaries to, preserve and keep in full force and effect all

Concessions and shall comply with the Material Terms and Conditions of all Concessions.

            4.4 Existence; Conduct of Business. It will, and will cause each of its subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, concessions, permits, patents, copyrights, trademarks and trade names material to the conduct of its business, including all material permits relating to the Concessions; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution of the type permitted under Section 6.04. of the Senior Credit Agreement as in effect on the date of the Agreement.

            4.5 Payment of Obligations. It will, and will cause each of its subsidiaries to, pay its Indebtedness and other obligations, including liabilities in respect of Taxes, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Company or such subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and Mexican GAAP, (c) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation and (d) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

            4.6 Maintenance of Properties. It will, and will cause each of its subsidiaries to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and to maintain, develop and operate such property in accordance with prudent industry standards.

            4.7 Insurance. It will, and will cause each of its subsidiaries to, maintain with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations.

            4.8 Compliance with Laws and Material Contractual Obligations. It will, and will cause each of its subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property and with all material contractual obligations and obligations arising from the concessions and permits under which the Company and its subsidiaries provide their services), except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

            4.9 Use of Proceeds. The proceeds of the Debentures will be used only to repay existing Indebtedness of the Company and its subsidiaries, to fund Capital Expenditures and for other general corporate purposes. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board of Governors of the Federal Reserve System of the United States of America, including Regulations G, U and X.

      5. EVENTS OF DEFAULT.

            5.1 Events of Default. "Event of Default," wherever used herein, means any of the following events:

            (a) (i) Failure of the Company or any of its subsidiaries to pay within three (3) Business Days after the date when due any principal of or interest on any indebtedness owing under this Debenture, or (ii) failure of the Company or any of its subsidiaries to pay when due or within any applicable grace period, any principal, interest, fee, or other amounts payable on any one or more items of Indebtedness (other than this Debenture) owing to any bank or other creditor with an individual or aggregate principal amount outstanding of the equivalent of U.S.$5,000,000 (or its foreign-currency equivalent) or more, or (iii) any event or condition occurs that results in any such Indebtedness of the Company or any of its subsidiaries becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any such indebtedness or any trustee or agent on its or their behalf to cause any such indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity;

            (b) The Company or any of its Significant Subsidiaries admits in writing its present or prospective inability to pay its debts as they become due or is otherwise generally not paying its debts as such debts become due unless such debts are the subject of a bona fide dispute;

            (c) Failure by the Company to comply with or to perform any provision of this Debenture or the Agreement (and not constituting an Event of Default under any of the other provisions of this Section ) and continuance of such failure for thirty (30) days after knowledge thereof by an officer of the Company;

            (d) (i) A court enters a decree or order for relief with respect to the Company or any of its Significant Subsidiaries in an involuntary case under any provision of Title 11 of the United States Code entitled "Bankruptcy", as amended and in effect from time to time, or any successor statute (the "Bankruptcy Code") (including provisions for reorganization) or any applicable bankruptcy, insolvency, reorganization, receivership or other similar law now or hereafter in effect, which decree or order is not vacated or stayed or any other similar relief is granted under any applicable federal or state law; or (ii) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (A) liquidation, reorganization, suspension of payments or other relief in respect of the Company or any Significant Subsidiary or its debts, or a substantial part of its assets, under any bankruptcy, insolvency, receivership or similar law now or hereafter in effect (including without limitation the Ley de Quiebra y Suspension de Pagos), or (B) the appointment of a receiver, trustee, sindico, custodian, sequestrator, conservator or similar official for the Company or any Significant Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered; or

            (e) The Company or any of its Significant Subsidiaries shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization, suspension of payments or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect including without limitation the Ley de Quiebra y Suspension de Pagos,
(ii) consent to the institution of, or fails to contest in a timely and appropriate manner, any proceeding or petition described in clause (d) of this
Section 5.1, (iii) apply for or consents to the appointment of a receiver, trustee, sindico, custodian, sequestrator, conservator or similar official for the Company or any Significant Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

            (f) Any representation or warranty made or deemed by or on behalf of the Company in connection with the Agreement, this Debenture, or any amendment or modification thereto or waiver thereunder, or in any certificate or other document furnished pursuant thereto or in connection therewith, shall have been incorrect in any material respect when made or deemed made and shall continue to be incorrect in any material respect for thirty (30) days after knowledge thereof by an officer of the Company;

            (g) Any order, judgment or decree shall be entered against the Company or any of its Significant Subsidiaries decreeing the dissolution or split up of the Company or such Significant Subsidiary and such order shall remain undischarged or unstayed for a period in excess of 30 days;

            (h) Any Governmental Authority shall take any action to condemn, seize, nationalize or appropriate any substantial portion of the assets of the Company or any of its Significant Subsidiaries (either with or without payment of compensation) or shall take any action that, in the good faith opinion of BAII, adversely affects the ability of the Company to perform its obligations under the Agreement or this Debenture; or the Company or any of the Significant Subsidiaries shall be prevented from exercising normal control over all or a substantial part of its assets (and the same shall have continued for 30 or more days);

            (i) After the execution and delivery of this Debenture by the Company, (i) Mexico or any competent authority thereof shall declare a moratorium on the payment of Indebtedness by Mexico or any Governmental Authority thereof or corporations therein, or Mexico shall cease to be a member in good standing of the International Monetary Fund or shall cease to be eligible to utilize the resources of the International Monetary Fund under the Articles of Agreement thereof, or the International monetary reserves of Mexico shall become subject to any Lien and (ii) the Company has not delivered to BAII evidence in form and substance satisfactory to BAII that the Company is permitted under all applicable laws, rules and regulations to pay its obligations under this Debenture in accordance with its terms from the assets or revenues of the Company and/or its affiliates that are located in the United States of America and denominated in U.S. Dollars;

            (j) Either (i) the government of Mexico shall take any action, including a moratorium, having an effect on the schedule of payments of the Company under this Debenture or otherwise, the currency in which the Company may pay its obligation under this Debenture or the availability of foreign currencies in exchange for Mexican Pesos or otherwise or (ii) the Company shall, voluntarily or involuntarily, participate or take any action to participate in any facility or exercise involving the rescheduling of the Company's debts or the restructuring of the currency in which the Company may pay its obligations under the Debenture;

            (k) The Company or any of its Significant Subsidiaries shall fail to pay when due any and all applicable taxes, amounts payable as Sistema de Ahorro para el Retiro, Instituto Mexicano del Seguro Social or Instituto del Fondo Nacional de la Vivienda para los Trabajadores quotes, except those contested in good faith by appropriate proceedings;

            (l) The failure by the Company to comply with Section 4.2 of this Debenture or to convert this Debenture into Series A Shares or other securities in accordance with the terms hereof and of the Agreement;

            (m) The rendering of one or more judgments or decrees for the payment of money in an aggregate amount in excess of U.S.$10,000,000 or its foreign currency equivalent against the Company, any of its Significant Subsidiaries or any combination thereof if (A) an enforcement proceeding thereon is commenced or (B) such judgment or decree remains outstanding for a period of 60 days following such judgment or decree and is not effectively discharged, waived or stayed; or

            (n) The initiation of proceedings for any revocation, appropriation, termination or cancellation of any Concession or material permit of the Company or any of its subsidiaries or any adverse modification of the terms thereof.

Notwithstanding the foregoing, so long as Senior Notes are outstanding, in the event that any of the cure periods in this Section are shorter than those in the Senior Note Indenture, then in interpreting the Events of Default, the longer cure periods contained in the Senior Note Indenture shall apply.

            5.2 Acceleration; Rescission and Annulment. (a) If there shall occur an Event of Default under Section , (b), (c), (f), (g), (h), (i), (j), (k), (l),
(m) or (n) above which shall not have been waived by the Holder in writing, the Holder may, by notice to the Company, declare the unpaid principal amount of and accrued interest on this Debenture and interest accrued thereon and all liabilities of the Company hereunder to be forthwith due and payable; and if there shall be an Event of Default under Section or Section above, then the unpaid principal amount of and accrued interest on this Debenture and all liabilities of the Company hereunder to the Holder shall become automatically forthwith due and payable; and, in each case, the same shall thereupon become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.

            (b) At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained (or before this Debenture shall be converted pursuant to Section hereof by the Holder), the Holder, by written notice to the Company, may rescind and annul such declaration and its consequences. No such rescission shall affect any subsequent default or impair any right consequent thereon.

            (c) The Holder shall not be deemed to have actual knowledge of an Event of Default until such Holder has been notified in writing thereof by the Company (the Company hereby agreeing to notify the Holder in writing promptly upon becoming aware of any Default (as defined in Section of this Debenture) or Event of Default).

            5.3 Holder May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or the property or assets of the Company, the Holder (irrespective of whether the principal of this Debenture shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Holder shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise, to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of this Debenture and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Holder allowed in such judicial proceeding.

            5.4 Restoration of Rights and Remedies. If the Holder has instituted any proceeding to enforce any right or remedy under this Debenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Holder, then and in every such case, subject to any determination in such proceeding, the Company and such Holder shall be restored severally and respectively to their former positions hereunder and, thereafter, all rights and remedies of such Holder shall continue as though no such proceeding had been instituted.

            5.5 Rights and Remedies Cumulative. Except as otherwise provided in Section of this Debenture with respect to the replacement or payment of this Debenture in the event it is mutilated, destroyed, lost or stolen, no right or remedy herein conferred upon or reserved to the Holder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

            5.6 Delay or Omission Not Waiver. No delay or omission of the Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Section or by law to the Holder may be exercised from time to time, and as often as may be deemed expedient, by such Holder.

            5.7 Waiver of Defaults. The Holder may waive, in writing, any Event of Default or an event which, with the giving of notice or lapse of time or both, as specified in Section hereof, would become an Event of Default (a "Default") and its consequences; provided that no such waiver shall extend to any other Event of Default or Default or impair any right consequent thereon.

      6. CONVERSION OF SECURITIES.

            6.1 Conversion Privilege and Conversion Price. Subject to the provisions of this Section , at the option of the Holder hereof, the principal amount of this Debenture may, at any time and from time to time prior to the Maturity Date, be converted in whole or in part into shares of fully paid and nonassessable Series A Shares at a conversion price (the "Conversion Price") of U.S.$0.70 per Series A Share, which conversion price and type and number of securities shall be subject to adjustment as provided in Section hereof.

            6.2 Exercise of Conversion Privilege. In order to exercise the conversion privilege, the Holder shall surrender this Debenture to the Company at its office specified in Section hereof, accompanied by a fully executed written notice to the Company that the Holder hereof elects to convert this Debenture or, if less than the entire principal amount of this Debenture is to be converted, the portion thereof to be converted. Such notice shall also state the name or names in which the certificate or certificates for shares of Series A Shares shall be issued. As promptly as practicable after the receipt of such notice and the surrender of this Debenture as aforesaid, the Company shall issue and deliver at such office to such Holder a certificate or certificates for the number of full shares of Series A Shares issuable on such conversion of this Debenture in accordance with the provisions of this Section and cash, as provided in Section , in respect of any fraction of a share of Series A Shares otherwise issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the date (the "Date of Conversion") on which such notice shall have been received by the Company and this Debenture shall have been surrendered as aforesaid, and the person or entity or persons or entities in whose name or names any certificate or certificates for shares of Series A Shares shall be issuable upon such conversion shall be deemed to have become on the Date of Conversion the holder or holders of record of the shares represented thereby, and shall be treated for all purposes as the record holder or holders of such shares of Series A Shares on such date. Unless required by applicable law, the Company shall not close its stock transfer book or stock register at any time in a manner which would interfere with the conversion of the Debenture as provided herein. In the case of conversion of a portion, but less than all, of this Debenture, the Company shall execute and deliver to the Holder, at the expense of the Company, a new Debenture registered in the Holder's name in the aggregate principal amount of the unconverted portion of this Debenture surrendered.

            6.3 Fractional Interests. The Company shall not issue fractions of shares of Series A Shares upon conversion of this Debenture or scrip in lieu thereof. If any fraction of a share of Series A Shares would, except for the provisions of this Section , be issuable upon conversion of this Debenture, the Company shall in lieu thereof pay to the person or entity entitled thereto an amount in cash equal to the value of such fractional interest, calculated to the nearest one-hundredth (1/100) of a share, to be computed on the basis of the Conversion Price then in effect.

            6.4 Conversion Adjustments. (a) Dividends, Etc. The number of securities issuable upon conversion of this Debenture and the Conversion Price of the Debentures shall be subject to adjustment from time to time upon certain events, as follows:

            (i) If the Company pays a dividend in shares of Series A Shares, makes a distribution to all Holders of shares of any class of its capital stock in Series A Shares, subdivides or splits its outstanding Series A Shares into a greater number of shares or combines its outstanding Series A Shares into a smaller number of shares of Series A Shares, otherwise reclassifies or recapitalizes the Series A Shares, or in the case of a merger or consolidation of the Company with or into any other Person, then the number of shares of Series A Shares into which this Debenture is convertible ("Conversion Shares") shall be adjusted so that the Holder hereof shall be entitled to receive the kind and number of shares or other securities of the Company that it would have owned and/or been entitled to receive as a result of any of the events described above, had this Debenture been converted immediately before such event, effective immediately after the effective date of such event.

            (ii) Whenever the number of Conversion Shares is adjusted pursuant to this paragraph (a), the Conversion Price per share shall also be adjusted (to the nearest cent) by multiplying the Conversion Price per share immediately before such adjustment by a fraction, the numerator of which is the number of Conversion Shares immediately before such adjustment, and the denominator of which is the number of Conversion Shares immediately thereafter.

            (iii) In the event that at any time, as a result of an adjustment made pursuant to this paragraph (a), this Debenture shall become convertible for any securities of the Company other than Series A Shares, thereafter the number of such other securities so issuable upon conversion of this Debenture and the Conversion Price with respect to such securities shall be subject to adjustment from time to time in a manner and on terms as equivalent as practicable to the provisions of this paragraph (a) with respect to the Series A Shares.

            (b) Preservation of Conversion Rights Upon Reclassification, Recapitalization, Consolidation, etc. In case of any reclassification, recapitalization or change of the outstanding Series A Shares or other securities issuable upon conversion of this Debenture (other than a change in par value or as a result of a subdivision or combination of Series A Shares), any dividend or distribution not described in paragraph (a) of this Section or any consolidation or merger of the Company with another corporation (other than a consolidation or merger in which the Company is the surviving corporation that does not result in any reclassification of, recapitalization of, or change in the outstanding Series A Shares), or any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety (other than by mortgage or pledge), then the Company or such successor or purchasing corporation, as the case may be, shall undertake that: (i) this Debenture shall be convertible, upon payment of the Conversion Price in effect immediately before such action multiplied by the number of shares of Series A Shares into which this Debenture was convertible, for the kind and amount of shares and other securities and property that the Holder hereof would have been entitled to receive after such action had this Debenture been converted immediately before such action; and (ii) this Debenture, and the Conversion Price, shall be subject to adjustments, which shall, to the greatest extent practicable, be equivalent to, and subject to the same terms and provisions as, the adjustments provided for in paragraph (a) of this Section . The provisions of this paragraph shall similarly apply to successive reclassifications, recapitalizations, consolidations, mergers, sales and conveyances.

            (c) Post-Adjustment References. Following an adjustment under this
Section 6, all references in this Section 6 to the number of Series A Shares or Conversion Shares, the kind of securities subject thereto and the Conversion Price thereof shall be deemed to refer to such number, kind and price as adjusted.

            (d) Subordination. Notwithstanding anything to the contrary contained herein, if, by operation of this Section 6.4 or any other provision hereof, the Holder hereof shall receive any securities other than capital stock of the Company, the payment and performance by the Company of all its obligations under, and the rights and benefits of the Holder with respect to, such securities shall be expressly subordinated to the prior indefeasible payment in full in cash or cash equivalents of all amounts owing to the Senior Creditors pursuant to the Senior Obligations (as defined in the Subordination Agreement), to the same extent and in the same manner as set forth in the Subordination Agreement with respect to the Debentures.

            6.5 No Dilution or Impairment. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Debenture, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder hereof against dilution or other impairment. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares of stock receivable upon the conversion of this Debenture above the amount payable therefor upon such conversion, and at all times will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable stock upon the exercise of this Debenture and all other Debentures at the time outstanding.

            6.6 Reservation of Stock Issuable on Conversion of Debenture, Etc.
(a) The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued stock, solely for the issuance and delivery upon the conversion of this Debenture, such number of its duly authorized shares of Series A Shares or other securities as from time to time shall be issuable upon the exercise of this Debenture and all other Debentures at the time outstanding.

            (b) If any shares of Series A Shares or other securities to be reserved for the purpose of conversion of this Debenture hereunder require registration with or approval of any governmental authority under any United States or Mexican Federal or State law before such shares may be validly issued or delivered upon conversion, then the Company covenants that it will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be; provided, however, that nothing in this Section shall be deemed to affect in any way the obligations of the Company to convert this Debenture into Series A Shares or other securities as provided in this Section .

            (c) Before taking any action which would cause an adjustment increasing the Conversion Price to such a level that the then effective conversion rate would be below the then par value, if any, of the Series A Shares, (or other securities into which this Debenture is convertible) the Company will take all corporate and other action which may, as stated in an opinion of counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of Series A Shares (or such other securities) at such adjusted Conversion Price.

            (d) The Company covenants that all shares of Series A Shares (or other securities) which may be issued upon conversion of this Debenture will upon issue be duly authorized, validly issued, fully paid and nonassessable by the Company and free of preemptive rights.

            6.7 Taxes on Conversion. The issuance and delivery of certificates for shares of Series A Shares (or other securities into which this Debenture is convertible) on conversion of this Debenture shall be made without charge to the converting Holder for such certificates or for any tax or duty in respect of the issuance or delivery of such certificates or this Debenture represented thereby (which shall be paid by the Company).

      7. SUBORDINATION. The Company, for itself, its successors and assigns, and each Holder by its acceptance hereof, covenants and agrees that the payment and performance by the Company of all of its obligations under this Debenture, including, without limitation, the payment of principal of, interest on, and all other amounts owing in respect of, or pursuant to the terms of, this Debenture, are expressly subordinated to the prior indefeasible payment in full in cash or cash equivalents of all amounts owing to the Senior Creditors pursuant to the Senior Obligations (as defined in the Subordination Agreement), to the extent and in the manner set forth in the Subordination Agreement, and the Company, for itself, its successors and assigns, and each Holder agrees to and accept such other terms and conditions as are set forth in the Subordination Agreement.

      8. JUDGMENT CURRENCY. (a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, the Company and, by its acceptance hereof, the Holder each agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given.

      (b) The obligations of the Company in respect of any sum due to the Holder shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than U.S. Dollars, be discharged only to the extent that, on the Business Day following receipt by the Holder any sum adjudged to be so due in the Judgment Currency, the Holder may in accordance with normal banking procedures in the official currency market in the relevant jurisdiction purchase U.S. Dollars with the Judgment Currency; if the amount of U.S. Dollars so purchased is less than the sum originally due to the Holder in U.S. Dollars, the Company agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Holder against such loss. The obligations of the Company contained in this Section 8 shall survive the cancellation of this Debenture and the payment of all amounts owing hereunder.

      9. MISCELLANEOUS.

            9.1 Notices, etc. All notices and other communications required or permitted to be given hereunder shall be in writing and shall be delivered personally, telegraphed, sent by telecopier (provided that any telecopied transmission is promptly followed by a mailed or courier copy) or sent by certified, registered mail, or recognized express courier (postage prepaid), to the parties at the addresses set forth below (or to such other addresses as the parties may specify by due notice to the others). Notices or other communications shall be deemed given only when actually received.

      (a)   If to the Company, to:

      Grupo Iusacell, S.A. de C.V.
      Montes Urales 460
      3rd Floor
      Colonia Lomas de Chapultepec
      Deleg. Miguel Hidalgo, C.P.
      11000, Mexico, D.F.
      Facsimile No.: 011 525 104 41 57
      Attention: Howard F. Zuckerman, Vice President - Finance and Audit and Chief Financial Officer

            with copies to:

      Grupo Iusacell, S.A. de C.V.
      Montes Urales 460
      2nd Floor

      Colonia Lomas de Chapultepec
      Deleg. Miguel Hidalgo, C.P.
      11000, Mexico, D.F.
      Facsimile: 011 525 104 4172
      Attention:  Ruben Perlmutter, Vice President - Mergers and
      Acquisitions and General Counsel

            and

      De Ovando y Martinez del Campo, S.C.
      Bosque de Alisos 47B
      Suite 101
      Col. Bosque de las Lomas
      C.P. 05120 Mexico, D.F.
      Facsimile No.: 011-525-259-5259
      Attention:  Lic. Javier Martinez del Campo

      (b)   If to BAII, to:

      Bell Atlantic International, Inc.
      1310 North Court House Road
      5th Floor
      Arlington, Virginia  22201
      Facsimile No.:  (703) 312-7784
      Attention:  President and Chief Executive Officer

            with copies to:

      Bell Atlantic Corporation
      1717 Arch Street - 47E
      Philadelphia, Pennsylvania 19103
      Facsimile No.:  (215) 563-4174
      Attention:  Treasurer

            and

      Bell Atlantic International, Inc.
      1717 Arch Street - 48E
      Philadelphia, Pennsylvania  19103
      Facsimile No.:  (215) 963-9195
      Attention: Thomas R. McKeough, Vice President

      (c) If to another Holder, to its address set forth in the Company's Register (as defined below).

or to such other address or addresses as the party to whom such notice is directed may have designated in writing to the other parties hereto.

            9.2 Amendments and Waivers. Except as otherwise provided herein or in the Subordination Agreement, no amendment, modification, termination or waiver of any provision of this Debenture, or consent to any departure by the Company therefrom, shall in any event be effective unless the same shall be in writing and signed by the Holder and the Company. Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given and shall not be construed as a bar to any right or remedy which the Holder hereof would otherwise have on any other occasion. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

            9.3 Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or, partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Debenture are cumulative to, and not exclusive of, any rights or remedies provided by law or otherwise available.

            9.4 Severability. The invalidity, illegality or unenforceability in any jurisdiction of any provision in or obligation under this Debenture shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Debenture or such provision or obligation in any other jurisdiction. The parties agree to negotiate in good faith to replace any such invalid, illegal or unenforceable provision with a new valid, legal and enforceable provision the economic effect of which comes as close as possible to that of such invalid, illegal or unenforceable provision.

            9.5 Headings. Sections and headings in this Debenture are included herein for convenience of reference only and shall not constitute a part of this Debenture for any other purpose or be given any substantive effect.

            9.6 APPLICABLE LAW. THIS DEBENTURE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

            9.7 Successors and Assigns; Subsequent Holders. This Debenture shall be binding upon and inure to the benefit of the Company and BAII and their respective successors and permitted assigns except that the Company may not assign its rights or obligations hereunder (or any portion hereof or thereof) without the prior written consent of Holder. Any attempted assignment or transfer by the Company without such consent shall be null and void. Nothing in this Debenture, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby), any legal or equitable right, remedy or claim under or by reason of this Debenture.

            9.8 Replacement Debentures. If this Debenture shall become mutilated, destroyed, lost or stolen, the Company shall, upon the written request of the Holder of this Debenture, execute and deliver in replacement hereof a new Debenture in the same form, in the same original principal amount and dated the same date as the Debenture so mutilated, destroyed, lost or stolen.

            9.9 Transfer and Exchange of Debenture; Persons Deemed Owners. (a) This Debenture will be transferable only to Affiliates of BAII and to any Person to whom BAII or an Affiliate thereof transfers ownership of 20% or more of the economic interest in the Company, provided that such Person expressly agrees in writing to assume the obligations of BAII and Holder under the Agreement, this Debenture and the Subordination Agreement (such Affiliate and other Persons being referred to herein as "Eligible Transferees").

            (b) The Company shall keep at its principal office a register (the "Register") in which it shall provide for the registration of this Debenture and for the registration of transfer of this Debenture to an Eligible Transferee. Upon due presentation at such office for registration of transfer of this Debenture to an Eligible Transferee, the Company will execute, register and deliver in exchange therefor a Debenture at such office for the same aggregate unpaid principal amount as the Debenture or Debentures so presented for registration of transfer, dated the date from which unpaid interest has then accrued thereon and registered in the name or names of the transferee or transferees. Each Debenture presented or surrendered for registration or notice of transfer or exchange shall (if so requested by the Company) be duly endorsed by, or accompanied by a written instrument or instrument of transfer in form reasonably satisfactory to the Company duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing. All transfers of Debentures shall be made in compliance with the applicable provisions of the Act. All exchanges, transfers and registrations of transfer of Debentures shall be at the expense of the Company (other than stamp and transfer taxes, and attorneys' fees and expenses of the transferor, if any).

            (c) Prior to due presentment for registration of transfer of any Debenture, the Company may treat the Holder thereof as the absolute owner thereof for the purpose of receiving payment of principal of and interest on such Debenture and for all other purposes whatsoever, whether or not such Debenture shall be overdue, and the Company shall not be affected by notice to the contrary.

            9.10 Expenses. Each party hereby agrees to pay all expenses, including fees and disbursements of counsel, incurred by the other party in connection with the settlement of any dispute arising out of or relating to this Debenture to the extent that the dispute is judicially determined in favor of the other party. The Company also agrees to pay, and save Holder harmless against liability for the payment of, (a) reasonable fees and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred with respect to any amendments or waivers requested by the Company (whether or not the same become effective) under or in respect of this Debenture and the Agreement and the transactions contemplated hereby and thereby, (b) stamp and other transfer taxes which may be payable in respect of the execution and delivery of this Debenture and the Agreement or the issuance of securities to the Holder upon conversion of this Debenture and (c) any costs of collection and enforcement (including reasonable attorneys' fees and disbursements) under this Debenture after the occurrence and during the continuance of an Event of Default.

            9.11 Right of Setoff. If an Event of Default shall have occurred and be continuing, the Holder and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all obligations at any time owing by the Holder and such Affiliates to or for the credit or the account of the Company or any of its subsidiaries against any of and all the obligations of the Company now or hereafter existing under this Agreement held by the Holder, irrespective of whether or not the Holder shall have made any demand under this Debenture and although such obligations may be unmatured. The rights of each Holder under this Section are in addition to other rights and remedies (including other rights of setoff) which the Holder may have.

            9.12 Jurisdiction. Each of the Company and, by its acceptance hereof, the Holder hereby irrevocably and unconditionally submits to the jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and to the courts of its own corporate domicile in respect of actions brought against it as a defendant in any action or proceeding arising out of or relating to this Debenture, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such court. Each of the Company and, by its acceptance hereof, the Holder agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

            9.13 Venue. The Company hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Debenture in any court referred to in Section 9.12 above. Each of the Company and, by its acceptance hereof, the Holder hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            9.14 Service of Process. The Company hereby irrevocably designates, appoints and empowers CT Corporation having its address at the date hereof at 1633 Broadway, New York, New York 10019, U.S.A. as its process agent to receive for and on its behalf service of process in New York in any legal action or proceeding with respect to this Debenture. It is understood that a copy of any such process served on such process agent shall be promptly forwarded by air mail by the Person commencing such proceeding to the Company at its address specified in Section 9.01 above, but the failure of the Company to receive such copy shall not affect in any way the service of such process as aforesaid. This means of service of process shall be in addition to service of process in any other manner permitted by law.

            9.15 Waiver of Jury Trial. EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE HOLDER HEREOF HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS DEBENTURE (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE HOLDER HEREOF (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

            9.16 Waiver of Sovereign Immunity. The Company acknowledges and agrees that the activities contemplated by the provisions of this Debenture are commercial in nature rather than governmental or public, and therefore acknowledges and agrees that it is not entitled to any right of immunity on the grounds of sovereignty or otherwise with respect to such activities or in any legal action or proceeding arising out of or relating to this Debenture in respect of itself and its properties and revenues, expressly and irrevocably waives any such right of immunity which may now or hereafter exist (including any immunity from any legal process, from the jurisdiction of any court or from any attachment prior to judgment, attachment in aid or execution, or otherwise) or claim thereto which may now or hereafter exist, and agrees not to assert any such right or claim in any such action or proceeding, whether in the United States of America or otherwise.

            9.17 Use of English Language. This Debenture has been negotiated and executed in the English language. All certificates, reports, notices and other documents and communications given or delivered pursuant to this Debenture (including any modifications or supplements hereto) shall be in the English language, or accompanied by a certificated English translation thereof. Except in the case of laws or official communications of Mexico, in the case of any document originally issued in a language other than English, the English language version of any such document shall for purposes of this Debenture, and absent manifest error, control the meaning of the matters set forth therein.

            9.18 Defined Terms. As used herein the following terms shall have the following meanings:

            (a) "Act" shall have the meaning given in the first legend paragraph on the first page of this Debenture.

            (b) "Affiliate" means as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person except that the Company and its subsidiaries shall be deemed not to be Affiliates of Holder for purposes of this definition. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

            (c) "Business Day" means any day (i) other than a Saturday, Sunday or other day on which commercial banks in New York City or Mexico are authorized or required to close under the laws of the State of New York or Mexico, and (ii) on which dealings in U.S. Dollar deposits are carried out in the London interbank market.

            (d) "Capital Expenditures" means, for any period, the additions to property, plant and equipment and other capital expenditures of the Company and its consolidated subsidiaries that are (or would be) set forth in a consolidated statement of cash flows of the Company for such period prepared in accordance with Mexican GAAP.

            (e) "Concession" means the Company's right to provide cellular service pursuant to concessions and authorizations granted by the Mexican Ministry of Communications and Transportation (Secretaria de Comunicaciones y Transportes) (a) in any of the following Mexican cellular regions: (i) in Region 5 through Comunicaciones Celulares de Occidente, S.A. de C.V., (ii) in Region 6 through Sistemas Telefonicos Portatiles Celulares, S.A. de C.V., (iii) in Region 7 through Telecomunicaciones del Golfo, S.A. de C.V. and (iv) in Region 9 through S.O.S. Telecomunicaciones, S.A. de C.V., or (b) in any other cellular region in which the Company or of its subsidiaries shall obtain the right to provide cellular service.

            (f) "GAAP" means generally accepted accounting principles in the United States of America.

            (g) "Governmental Authority" means any sovereign government or any political subdivision thereof, whether state, local or foreign, any legislative or judicial body, and any agency, authority, instrumentality, regulatory body, court, central bank, including, without limitation, the Central Bank of Mexico or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

            (h) "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidences by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all guarantees by such Person of Indebtedness of others, (h) all capital lease obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor; provided, however, "Indebtedness" shall not include any of the foregoing owed
(i) by the Company to any of its subsidiaries, (ii) by any of the Company's subsidiaries to the Company or (iii) by any of the Company's subsidiaries to another of its subsidiaries.

            (i) "Interest Period" means initially, the period commencing on the date of this Debenture and ending on the first Interest Payment Date thereafter, and subsequently, each successive six-month period beginning on an Interest Payment Date and ending on the next Interest Payment Date thereafter.

            (j) "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

            (k) "LIBOR" means, with respect to any Interest Period, the rate of interest determined on the basis of the rate for deposits in U.S. Dollars for a period equal to such Interest Period, commencing on the first day of such Interest Period, appearing on Page 3750 of the Telerate Service as of 11:00 a.m., London time, five Business Days prior to the beginning of such Interest Period ("Page 3750"); provided, however, that if the initial Interest Period is not a period for which a rate appears on Page 3750, then "LIBOR" with respect to such initial Interest Period shall mean the weighted average of the rates of the immediately shorter and immediately longer interest periods that appear on Page 3750. In the event that a rate for an Interest Period (or with respect to the initial Interest Period, rates for the immediately shorter and longer periods) does not appear on Page 3750 of the Telerate Service (or otherwise on such Service), "LIBOR" shall mean the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) (the "Alternate Rate") quoted by the Senior Agent or its successor at or about 11:00 a.m., London time (or as soon thereafter as is practicable), four Business Days prior to the beginning of such Interest Period for the offering by the Senior Agent to leading banks in the London interbank market of deposits in U.S. Dollars for delivery on the first day of such Interest Period, for a period equal to such Interest Period, and in an amount comparable to the outstanding principal amount of this Debenture; provided, however, that if the initial Interest Period is not a period for which an Alternate Rate is quoted, then the LIBOR Rate shall be the weighted average of the rates of the immediately shorter and immediately longer interest periods for which an Alternate Rate is quoted.

            (l) "Material Adverse Effect" means a material adverse effect on (a) the business, assets, operations or condition, financial or otherwise, of the Company and its subsidiaries, taken as a whole, (b) the ability of the Company to perform any of its obligations under the Agreement or any Debenture to perform any of its obligations under the Agreement or any Debenture or (c) the rights of or benefits available to BAII or any other Holder under the Agreement or any Debenture.

            (m) "Material Terms and Conditions" means, with respect to any Concession, the terms and conditions of such Concession the violation of which, or non-compliance with which, could cause the Company or any of its subsidiaries to (a) lose such Concession, (b) lose any material rights relating to such Concession, (c) incur materially increased costs to provide the service under such Concession or (d) suffer a material restriction of any right to provide service under such Concession.

            (n) "Mexican GAAP" means generally accepted accounting principles in Mexico.

            (o) "Mexico" means the United Mexican States.

            (p) "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

            (q) "Senior Agent" means The Chase Manhattan Bank, as administrative agent for the Senior Banks.

            (r) "Senior Banks" means the lenders from time to time parties to the Senior Credit Agreement.

            (s) "Senior Credit Agreement" means the Credit Agreement, dated as of July 25, 1997, among the Company, the Senior Banks and the Senior Agent, as amended, supplemented, restated or otherwise modified from time to time.

            (t) "Senior Note Indenture" means the Indenture, dated of July 25, 1997 between the Company and the Senior Note Trustee, as amended, supplemented, restated or otherwise modified from time to time.

            (u) "Senior Note Trustee" means First Union National Bank, as Trustee for the holders of the Senior Notes.

            (v) "Senior Notes" means the 10% Senior Notes due 2004 of the Company in the aggregate original principal amount of U.S.$150,000,000 issued pursuant to the Senior Note Indenture.

            (w) "Series A Shares" means ordinary, nominative Series A Shares of the Company, without par value, that are authorized by the estatutos sociales of the Company.

            (x) "Significant Subsidiary" shall have the meaning set forth in Rule 405 under the Act.

            (y) "Subordination Agreement" means the Subordination Agreement, dated as of July 25, 1997, among BAII, the Senior Agent and the Senior Note Trustee, as amended, supplemented, restated or otherwise modified from time to time.

            (z) "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed as of the date set forth below.

Dated:      [_________ __, 19__]

                                          GRUPO IUSACELL, S.A. DE C.V.


                                          By:
                                             ------------------------------
                                          Name:
                                          Title:


                                          By:
                                             ------------------------------
                                          Name:
                                          Title:

Attest:

By:
   ------------------------------
      Name:
      Title:

                                   EXHIBIT B

                         [FORM OF ADDITIONAL DEBENTURE]

THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR IN A TRANSACTION WHICH QUALIFIES AS A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, NEITHER THE PRINCIPAL OF NOR THE CASH INTEREST ON THE INDEBTEDNESS CREATED OR EVIDENCED BY THIS INSTRUMENT OR RECORD SHALL BECOME DUE OR BE PAID OR PAYABLE EXCEPT TO THE EXTENT PERMITTED UNDER THE SUBORDINATION AGREEMENT DATED AS OF JULY 25, 1997, AMONG BELL ATLANTIC INTERNATIONAL, INC., GRUPO IUSACELL, S.A. DE C.V., THE CHASE MANHATTAN BANK AND FIRST UNION NATIONAL BANK (THE "SUBORDINATION AGREEMENT"), WHICH SUBORDINATION AGREEMENT IS INCORPORATED HEREIN WITH THE SAME EFFECT AS IF FULLY SET FORTH HEREIN.

                       Convertible Subordinated Debenture

R-__                                                       U.S.$_________
                                                      ______________, 19__

       GRUPO IUSACELL, S.A. DE C.V., a corporation duly organized and existing under the laws of Mexico (the "Company"), for value received, hereby unconditionally promises to pay to the order of BELL ATLANTIC INTERNATIONAL, INC. ("BAII"), or its permitted transferees (BAII or any Eligible Transferee (as hereinafter defined) to which this Debenture is transferred being the "Holder"), the principal sum of _______ U.S. DOLLARS ($________) on December 31, 1999 (the "Maturity Date") (subject to Sections and hereof) in immediately available funds to BAII c/o Bell Atlantic Financial Services, Inc. at Mellon Bank West - Pittsburgh, PA, or at such other place as may be designated in writing by the Holder, or its assigns, and to pay interest at said office in like money in respect of each Interest Period at a rate per annum equal to LIBOR for such Interest Period plus five percent (5%) per annum, from the date hereof on the unpaid principal amount hereof until payment in full thereof. Interest shall accrue daily and, subject to the terms of the Subordination Agreement shall be payable prior to the Maturity Date by issuance of Additional Debentures (as defined in the Agreement referred to below) or, at the option of the Holder, in part or in whole, in cash, semi-annually in arrears on the first day of January and July in each year (each, an "Interest Payment Date") commencing with the first such Interest Payment Date next succeeding the date hereof and upon each payment of principal (whether upon maturity, acceleration, prepayment or otherwise). All computations of interest under this Debenture shall be made on the basis of a year of 360 days and actual days elapsed. If the Holder elects to have accrued interest on the unpaid principal amount hereof that is payable at any time prior to the Maturity Date be paid, in whole or in part, in cash, it shall so notify the Company in writing not less than ten (10) Business Days prior to the date on which such interest payment is scheduled to be made. The Company hereby expressly waives (to the maximum extent permitted by law) any requirements of demand, presentment, notice of protest and dishonor and all other demands or notices of any kind or nature with respect to this Debenture.

      This Debenture is one of the Debentures issued pursuant to (and as defined in) the Debenture Purchase Agreement (the "Agreement"), dated July 25, 1997, by and between the Company and BAII, and is subject to the provisions, terms and conditions thereof as well as the following additional provisions, terms and conditions:

      1. NO REDEMPTION. The Company shall not have the right to redeem this Debenture prior to maturity without the written consent of the Holder.

      2. ADDITIONAL AMOUNTS.

            2.1 Tax Gross-Up. All payments by the Company in respect of this Debenture will be made after withholding or deduction for any taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by Mexico or any political subdivision thereof or taxing authority therein. The Company will pay any such amounts to the relevant taxing or other authority prior to the date on which penalties attach thereto, such payment to be made (if liability to pay is imposed on the Company) for its own account, or (if liability is imposed on the Holder) on behalf of and in the name of such Holder. The sum payable by the Company in respect of which the relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of such deduction, withholding or payment, the Holder receives on the due date and retains (free from any liability in respect of any such deduction, withholding or payment) a net sum equal to what it would have received and so retained had no such deduction, withholding or payment been required or made (the amount of any such increase being referred to herein as an "Additional Amount"). Any reference herein to principal, premium or interest, or any other payment in respect of this Debenture, will be deemed also to refer to any Additional Amounts which may be payable.

            2.2 Documentation. The Company will provide the Holder with documentation evidencing the payment of Mexican taxes in respect of which the Company has paid any Additional Amounts, which documentation shall be legally sufficient to obtain foreign tax credits for U.S. Federal income tax purposes, within 60 days after payment thereof.

      3. MAXIMUM INTEREST RATE. Anything herein to the contrary notwithstanding, the obligation of the Company to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to the Holder hereof to the extent that the receipt thereof by the Holder hereof would not be permissible under the law or laws applicable to the such Holder limiting rates of interest which may be charged or collected by such Holder. Any such payments of interest which are not made as a result of the limitation referred to in the preceding sentence shall be made by the Company to such Holder on the earliest Interest Payment Date or dates on which the receipt thereof would be permissible under such laws applicable to such Holder limiting rates of interest which may be charged or collected by such Holder.

      4. CERTAIN COVENANTS OF THE COMPANY. The Company hereby covenants to the Holder that, so long as this Debenture shall be outstanding:

            4.1 Compliance with Senior Credit Agreement and Senior Note Indenture. It will comply in all material respects with all of its agreements, covenants and other undertakings set forth in the Senior Credit Agreement and the Senior Note Indenture, which agreements, covenants and other undertakings are, by this reference, hereby incorporated herein as if they were fully set forth herein. Notwithstanding the forgoing, in the event that any inconsistency arises between any of the covenants under the Senior Credit Agreement and under the Senior Note Indenture, then the covenant or covenants that are less restrictive on the Company shall apply for purposes of this Section.

            4.2 Compliance with Shareholders Agreement. It will comply in all material respects with all of its agreements, covenants and other undertakings set forth in the Amended and Restated Shareholders Agreement, dated as of February 18, 1997, among Bell Atlantic Latin America Holdings, Inc., Alejo Peralta y Diaz Ceballos, Carlos Peralta Quintero, Iusa Grupo Comunicaciones, S.A. de C.V., Fiusa Pasteje, S.A. de C.V., Langness Investments Limited, Commander Mexicana, S.A. de C.V., Inmobiliaria Reforma Lomas Altas, S.A. de C.V., Fraccionadora y Constructora Mexicana, S.A. de C.V., Confecciones Pasteje, S.A. de C.V., Interelec, S.A. de C.V. and the Company (as such agreement may be amended, supplemented, restated or otherwise modified from time to time) which agreements, covenants and other undertakings are, by this reference, hereby incorporated herein as if they were fully set forth herein.

            4.3 Governmental Approvals; Concessions. (a) It will promptly obtain from time to time at its own expense all such governmental licenses, authorizations, consents, permits and approvals as may be required for the Company to comply with its obligations under the Agreement and this Debenture.

                  (b) It will, and will cause each of its subsidiaries to, preserve and keep in full force and effect all

Concessions and shall comply with the Material Terms and Conditions of all Concessions.

            4.4 Existence; Conduct of Business. It will, and will cause each of its subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, concessions, permits, patents, copyrights, trademarks and trade names material to the conduct of its business, including all material permits relating to the Concessions; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution of the type permitted under Section 6.04. of the Senior Credit Agreement as in effect on the date of the Agreement.

            4.5 Payment of Obligations. It will, and will cause each of its subsidiaries to, pay its Indebtedness and other obligations, including liabilities in respect of Taxes, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Company or such subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and Mexican GAAP, (c) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation and (d) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

            4.6 Maintenance of Properties. It will, and will cause each of its subsidiaries to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and to maintain, develop and operate such property in accordance with prudent industry standards.

            4.7 Insurance. It will, and will cause each of its subsidiaries to, maintain with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations.

            4.8 Compliance with Laws and Material Contractual Obligations. It will, and will cause each of its subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property and with all material contractual obligations and obligations arising from the concessions and permits under which the Company and its subsidiaries provide their services), except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

            4.9 Use of Proceeds. The proceeds of the Debentures will be used only to repay existing Indebtedness of the Company and its subsidiaries, to fund Capital Expenditures and for other general corporate purposes. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board of Governors of the Federal Reserve System of the United States of America, including Regulations G, U and X.

      5. EVENTS OF DEFAULT.

            5.1 Events of Default. "Event of Default," wherever used herein, means any of the following events:

            (a) (i) Failure of the Company or any of its subsidiaries to pay within three (3) Business Days after the date when due any principal of or interest on any indebtedness owing under this Debenture, or (ii) failure of the Company or any of its subsidiaries to pay when due or within any applicable grace period, any principal, interest, fee, or other amounts payable on any one or more items of Indebtedness (other than this Debenture) owing to any bank or other creditor with an individual or aggregate principal amount outstanding of the equivalent of U.S.$5,000,000 (or its foreign-currency equivalent) or more, or (iii) any event or condition occurs that results in any such Indebtedness of the Company or any of its subsidiaries becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any such indebtedness or any trustee or agent on its or their behalf to cause any such indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity;

            (b) The Company or any of its Significant Subsidiaries admits in writing its present or prospective inability to pay its debts as they become due or is otherwise generally not paying its debts as such debts become due unless such debts are the subject of a bona fide dispute;

            (c) Failure by the Company to comply with or to perform any provision of this Debenture or the Agreement (and not constituting an Event of Default under any of the other provisions of this Section ) and continuance of such failure for thirty (30) days after knowledge thereof by an officer of the Company;

            (d) (i) A court enters a decree or order for relief with respect to the Company or any of its Significant Subsidiaries in an involuntary case under any provision of Title 11 of the United States Code entitled "Bankruptcy", as amended and in effect from time to time, or any successor statute (the "Bankruptcy Code") (including provisions for reorganization) or any applicable bankruptcy, insolvency, reorganization, receivership or other similar law now or hereafter in effect, which decree or order is not vacated or stayed or any other similar relief is granted under any applicable federal or state law; or (ii) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (A) liquidation, reorganization, suspension of payments or other relief in respect of the Company or any Significant Subsidiary or its debts, or a substantial part of its assets, under any bankruptcy, insolvency, receivership or similar law now or hereafter in effect (including without limitation the Ley de Quiebra y Suspension de Pagos), or (B) the appointment of a receiver, trustee, sindico, custodian, sequestrator, conservator or similar official for the Company or any Significant Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered; or

            (e) The Company or any of its Significant Subsidiaries shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization, suspension of payments or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect including without limitation the Ley de Quiebra y Suspension de Pagos,
(ii) consent to the institution of, or fails to contest in a timely and appropriate manner, any proceeding or petition described in clause (d) of this
Section 5.1, (iii) apply for or consents to the appointment of a receiver, trustee, sindico, custodian, sequestrator, conservator or similar official for the Company or any Significant Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

            (f) Any representation or warranty made or deemed by or on behalf of the Company in connection with the Agreement, this Debenture, or any amendment or modification thereto or waiver thereunder, or in any certificate or other document furnished pursuant thereto or in connection therewith, shall have been incorrect in any material respect when made or deemed made and shall continue to be incorrect in any material respect for thirty (30) days after knowledge thereof by an officer of the Company;

            (g) Any order, judgment or decree shall be entered against the Company or any of its Significant Subsidiaries decreeing the dissolution or split up of the Company or such Significant Subsidiary and such order shall remain undischarged or unstayed for a period in excess of 30 days;

            (h) Any Governmental Authority shall take any action to condemn, seize, nationalize or appropriate any substantial portion of the assets of the Company or any of its Significant Subsidiaries (either with or without payment of compensation) or shall take any action that, in the good faith opinion of BAII, adversely affects the ability of the Company to perform its obligations under the Agreement or this Debenture; or the Company or any of the Significant Subsidiaries shall be prevented from exercising normal control over all or a substantial part of its assets (and the same shall have continued for 30 or more days);

            (i) After the execution and delivery of this Debenture by the Company, (i) Mexico or any competent authority thereof shall declare a moratorium on the payment of Indebtedness by Mexico or any Governmental Authority thereof or corporations therein, or Mexico shall cease to be a member in good standing of the International Monetary Fund or shall cease to be eligible to utilize the resources of the International Monetary Fund under the Articles of Agreement thereof, or the International monetary reserves of Mexico shall become subject to any Lien and (ii) the Company has not delivered to BAII evidence in form and substance satisfactory to BAII that the Company is permitted under all applicable laws, rules and regulations to pay its obligations under this Debenture in accordance with its terms from the assets or revenues of the Company and/or its affiliates that are located in the United States of America and denominated in U.S. Dollars;

            (j) Either (i) the government of Mexico shall take any action, including a moratorium, having an effect on the schedule of payments of the Company under this Debenture or otherwise, the currency in which the Company may pay its obligation under this Debenture or the availability of foreign currencies in exchange for Mexican Pesos or otherwise or (ii) the Company shall, voluntarily or involuntarily, participate or take any action to participate in any facility or exercise involving the rescheduling of the Company's debts or the restructuring of the currency in which the Company may pay its obligations under the Debenture;

            (k) The Company or any of its Significant Subsidiaries shall fail to pay when due any and all applicable taxes, amounts payable as Sistema de Ahorro para el Retiro, Instituto Mexicano del Seguro Social or Instituto del Fondo Nacional de la Vivienda para los Trabajadores quotes, except those contested in good faith by appropriate proceedings;

            (l) The failure by the Company to comply with Section 4.2 of this Debenture or to convert this Debenture into Series A Shares or other securities in accordance with the terms hereof and of the Agreement;

            (m) The rendering of one or more judgments or decrees for the payment of money in an aggregate amount in excess of U.S.$10,000,000 or its foreign currency equivalent against the Company, any of its Significant Subsidiaries or any combination thereof if (A) an enforcement proceeding thereon is commenced or (B) such judgment or decree remains outstanding for a period of 60 days following such judgment or decree and is not effectively discharged, waived or stayed; or

            (n) The initiation of proceedings for any revocation, appropriation, termination or cancellation of any Concession or material permit of the Company or any of its subsidiaries or any adverse modification of the terms thereof.

Notwithstanding the foregoing, so long as Senior Notes are outstanding, in the event that any of the cure periods in this Section are shorter than those in the Senior Note Indenture, then in interpreting the Events of Default, the longer cure periods contained in the Senior Note Indenture shall apply.

            5.2 Acceleration; Rescission and Annulment. (a) If there shall occur an Event of Default under Section , (b), (c), (f), (g), (h), (i), (j), (k), (l),
(m) or (n) above which shall not have been waived by the Holder in writing, the Holder may, by notice to the Company, declare the unpaid principal amount of and accrued interest on this Debenture and interest accrued thereon and all liabilities of the Company hereunder to be forthwith due and payable; and if there shall be an Event of Default under Section or Section above, then the unpaid principal amount of and accrued interest on this Debenture and all liabilities of the Company hereunder to the Holder shall become automatically forthwith due and payable; and, in each case, the same shall thereupon become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.

            (b) At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained (or before this Debenture shall be converted pursuant to Section hereof by the Holder), the Holder, by written notice to the Company, may rescind and annul such declaration and its consequences. No such rescission shall affect any subsequent default or impair any right consequent thereon.

            (c) The Holder shall not be deemed to have actual knowledge of an Event of Default until such Holder has been notified in writing thereof by the Company (the Company hereby agreeing to notify the Holder in writing promptly upon becoming aware of any Default (as defined in Section of this Debenture) or Event of Default).

            5.3 Holder May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or the property or assets of the Company, the Holder (irrespective of whether the principal of this Debenture shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Holder shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise, to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of this Debenture and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Holder allowed in such judicial proceeding.

            5.4 Restoration of Rights and Remedies. If the Holder has instituted any proceeding to enforce any right or remedy under this Debenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Holder, then and in every such case, subject to any determination in such proceeding, the Company and such Holder shall be restored severally and respectively to their former positions hereunder and, thereafter, all rights and remedies of such Holder shall continue as though no such proceeding had been instituted.

            5.5 Rights and Remedies Cumulative. Except as otherwise provided in Section of this Debenture with respect to the replacement or payment of this Debenture in the event it is mutilated, destroyed, lost or stolen, no right or remedy herein conferred upon or reserved to the Holder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

            5.6 Delay or Omission Not Waiver. No delay or omission of the Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Section or by law to the Holder may be exercised from time to time, and as often as may be deemed expedient, by such Holder.

            5.7 Waiver of Defaults. The Holder may waive, in writing, any Event of Default or an event which, with the giving of notice or lapse of time or both, as specified in Section hereof, would become an Event of Default (a "Default") and its consequences; provided that no such waiver shall extend to any other Event of Default or Default or impair any right consequent thereon.

      6. CONVERSION OF SECURITIES.

            6.1 Conversion Privilege and Conversion Price. Subject to the provisions of this Section , at the option of the Holder hereof, the principal amount of this Debenture may, at any time and from time to time prior to the Maturity Date, be converted in whole or in part into shares of fully paid and nonassessable Series A Shares at a conversion price (the "Conversion Price") of U.S.$___ per Series A Share, which Conversion Price is equal to one-tenth of the average closing market price on the New York Stock Exchange of the American Depository Receipts evidencing the Series D American Depository Shares and the Series L American Depository Shares of the Company over the ten trading day period ending with five trading days remaining before the Interest Payment Date in respect of which this Debenture was issued, which conversion price and type and number of securities shall be subject to adjustment as provided in Section 6.4 hereof.

            6.2 Exercise of Conversion Privilege. In order to exercise the conversion privilege, the Holder shall surrender this Debenture to the Company at its office specified in Section hereof, accompanied by a fully executed written notice to the Company that the Holder hereof elects to convert this Debenture or, if less than the entire principal amount of this Debenture is to be converted, the portion thereof to be converted. Such notice shall also state the name or names in which the certificate or certificates for shares of Series A Shares shall be issued. As promptly as practicable after the receipt of such notice and the surrender of this Debenture as aforesaid, the Company shall issue and deliver at such office to such Holder a certificate or certificates for the number of full shares of Series A Shares issuable on such conversion of this Debenture in accordance with the provisions of this Section and cash, as provided in Section , in respect of any fraction of a share of Series A Shares otherwise issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the date (the "Date of Conversion") on which such notice shall have been received by the Company and this Debenture shall have been surrendered as aforesaid, and the person or entity or persons or entities in whose name or names any certificate or certificates for shares of Series A Shares shall be issuable upon such conversion shall be deemed to have become on the Date of Conversion the holder or holders of record of the shares represented thereby, and shall be treated for all purposes as the record holder or holders of such shares of Series A Shares on such date. Unless required by applicable law, the Company shall not close its stock transfer book or stock register at any time in a manner which would interfere with the conversion of the Debenture as provided herein. In the case of conversion of a portion, but less than all, of this Debenture, the Company shall execute and deliver to the Holder, at the expense of the Company, a new Debenture registered in the Holder's name in the aggregate principal amount of the unconverted portion of this Debenture surrendered.

            6.3 Fractional Interests. The Company shall not issue fractions of shares of Series A Shares upon conversion of this Debenture or scrip in lieu thereof. If any fraction of a share of Series A Shares would, except for the provisions of this Section , be issuable upon conversion of this Debenture, the Company shall in lieu thereof pay to the person or entity entitled thereto an amount in cash equal to the value of such fractional interest, calculated to the nearest one-hundredth (1/100) of a share, to be computed on the basis of the Conversion Price then in effect.

            6.4 Conversion Adjustments. (a) Dividends, Etc. The number of securities issuable upon conversion of this Debenture and the Conversion Price of the Debentures shall be subject to adjustment from time to time upon certain events, as follows:

            (i) If the Company pays a dividend in shares of Series A Shares, Series D Shares or Series L Shares, makes a distribution to all Holders of shares of any class of its capital stock in Series A Shares, Series D Shares or Series L Shares, subdivides or splits its outstanding Series A Shares, Series D Shares or Series L Shares into a greater number of shares or combines its outstanding Series A Shares, Series D Shares or Series L Shares into a smaller number of shares of Series A Shares, Series D Shares or Series L Shares, respectively, otherwise reclassifies or recapitalizes the Series A Shares, Series D Shares or Series L Shares or in the case of a merger or consolidation of the Company with or into any other Person, then the number of shares of Series A Shares into which this Debenture is convertible ("Conversion Shares") shall be adjusted so that the Holder hereof shall be entitled to receive the kind and number of shares or other securities of the Company that it would have owned and/or been entitled to receive as a result of any of the events described above, had this Debenture been converted immediately before such event, effective immediately after the effective date of such event.

            (ii) Whenever the number of Conversion Shares is adjusted pursuant to this paragraph (a), the Conversion Price per share shall also be adjusted (to the nearest cent) by multiplying the Conversion Price per share immediately before such adjustment by a fraction, the numerator of which is the number of Conversion Shares immediately before such adjustment, and the denominator of which is the number of Conversion Shares immediately thereafter.

            (iii) In the event that at any time, as a result of an adjustment made pursuant to this paragraph (a), this Debenture shall become convertible for any securities of the Company other than Series A Shares, thereafter the number of such other securities so issuable upon conversion of this Debenture and the Conversion Price with respect to such securities shall be subject to adjustment from time to time in a manner and on terms as equivalent as practicable to the provisions of this paragraph (a) with respect to the Series A Shares.

            (b) Preservation of Conversion Rights Upon Reclassification, Recapitalization, Consolidation, etc. In case of any reclassification, recapitalization or change of the outstanding Series A Shares or other securities issuable upon conversion of this Debenture (other than a change in par value or as a result of a subdivision or combination of Series A Shares), any dividend or distribution not described in paragraph (a) of this Section or any consolidation or merger of the Company with another corporation

(other than a consolidation or merger in which the Company is the surviving corporation that does not result in any reclassification of, recapitalization of, or change in the outstanding Series A Shares), or any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety (other than by mortgage or pledge), then the Company or such successor or purchasing corporation, as the case may be, shall undertake that: (i) this Debenture shall be convertible, upon payment of the Conversion Price in effect immediately before such action multiplied by the number of shares of Series A Shares into which this Debenture was convertible, for the kind and amount of shares and other securities and property that the Holder hereof would have been entitled to receive after such action had this Debenture been converted immediately before such action; and (ii) this Debenture, and the Conversion Price, shall be subject to adjustments, which shall, to the greatest extent practicable, be equivalent to, and subject to the same terms and provisions as, the adjustments provided for in paragraph (a) of this Section . The provisions of this paragraph shall similarly apply to successive reclassifications, recapitalizations, consolidations, mergers, sales and conveyances.

            (c) Post-Adjustment References. Following an adjustment under this
Section 6, all references in this Section 6 to the number of Series A Shares or Conversion Shares, the kind of securities subject thereto and the Conversion Price thereof shall be deemed to refer to such number, kind and price as adjusted.

            (d) Subordination. Notwithstanding anything to the contrary contained herein, if, by operation of this Section 6.4 or any other provision hereof, the Holder hereof shall receive any securities other than capital stock of the Company, the payment and performance by the Company of all its obligations under, and the rights and benefits of the Holder with respect to, such securities shall be expressly subordinated to the prior indefeasible payment in full in cash or cash equivalents of all amounts owing to the Senior Creditors pursuant to the Senior Obligations (as defined in the Subordination Agreement), to the same extent and in the same manner as set forth in the Subordination Agreement with respect to the Debentures.

            6.5 No Dilution or Impairment. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Debenture, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder hereof against dilution or other impairment. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares of stock receivable upon the conversion of this Debenture above the amount payable therefor upon such conversion, and at all times will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable stock upon the exercise of this Debenture and all other Debentures at the time outstanding.

            6.6 Reservation of Stock Issuable on Conversion of Debenture, Etc.
(a) The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued stock, solely for the issuance and delivery upon the conversion of this Debenture, such number of its duly authorized shares of Series A Shares or other securities as from time to time shall be issuable upon the exercise of this Debenture and all other Debentures at the time outstanding.

            (b) If any shares of Series A Shares or other securities to be reserved for the purpose of conversion of this Debenture hereunder require registration with or approval of any governmental authority under any United States or Mexican Federal or State law before such shares may be validly issued or delivered upon conversion, then the Company covenants that it will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be; provided, however, that nothing in this Section shall be deemed to affect in any way the obligations of the Company to convert this Debenture into Series A Shares or other securities as provided in this Section .

            (c) Before taking any action which would cause an adjustment increasing the Conversion Price to such a level that the then effective conversion rate would be below the then par value, if any, of the Series A Shares, (or other securities into which this Debenture is convertible) the Company will take all corporate and other action which may, as stated in an opinion of counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of Series A Shares (or such other securities) at such adjusted Conversion Price.

            (d) The Company covenants that all shares of Series A Shares (or other securities) which may be issued upon conversion of this Debenture will upon issue be duly authorized, validly issued, fully paid and nonassessable by the Company and free of preemptive rights.

            6.7 Taxes on Conversion. The issuance and delivery of certificates for shares of Series A Shares (or other securities into which this Debenture is convertible) on conversion of this Debenture shall be made without charge to the converting Holder for such certificates or for any tax or duty in respect of the issuance or delivery of such certificates or this Debenture represented thereby (which shall be paid by the Company).

      7. SUBORDINATION. The Company, for itself, its successors and assigns, and each Holder by its acceptance hereof, covenants and agrees that the payment and performance by the Company of all of its obligations under this Debenture, including, without limitation, the payment of principal of, interest on, and all other amounts owing in respect of, or pursuant to the terms of, this Debenture, are expressly subordinated to the prior indefeasible payment in full in cash or cash equivalents of all amounts owing to the Senior Creditors pursuant to the Senior Obligations (as defined in the Subordination Agreement), to the extent and in the manner set forth in the Subordination Agreement, and the Company, for itself, its successors and assigns, and each Holder agrees to and accept such other terms and conditions as are set forth in the Subordination Agreement.

      8. JUDGMENT CURRENCY. (a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, the Company and, by its acceptance hereof, the Holder each agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given.

      (b) The obligations of the Company in respect of any sum due to the Holder shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than U.S. Dollars, be discharged only to the extent that, on the Business Day following receipt by the Holder any sum adjudged to be so due in the Judgment Currency, the Holder may in accordance with normal banking procedures in the official currency market in the relevant jurisdiction purchase U.S. Dollars with the Judgment Currency; if the amount of U.S. Dollars so purchased is less than the sum originally due to the Holder in U.S. Dollars, the Company agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Holder against such loss. The obligations of the Company contained in this Section 8 shall survive the cancellation of this Debenture and the payment of all amounts owing hereunder.

      9. MISCELLANEOUS.

            9.1 Notices, etc. All notices and other communications required or permitted to be given hereunder shall be in writing and shall be delivered personally, telegraphed, sent by telecopier (provided that any telecopied transmission is promptly followed by a mailed or courier copy) or sent by certified, registered mail, or recognized express courier (postage prepaid), to the parties at the addresses set forth below (or to such other addresses as the parties may specify by due notice to the others). Notices or other communications shall be deemed given only when actually received.

      (a)   If to the Company, to:

      Grupo Iusacell, S.A. de C.V.
      Montes Urales 460
      3rd Floor
      Colonia Lomas de Chapultepec

      Deleg. Miguel Hidalgo, C.P.
      11000, Mexico, D.F.
      Facsimile No.: 011 525 104 41 57
      Attention: Howard F. Zuckerman, Vice President - Finance and
            Audit and Chief Financial Officer

            with copies to:

      Grupo Iusacell, S.A. de C.V.
      Montes Urales 460
      2nd Floor
      Colonia Lomas de Chapultepec
      Deleg. Miguel Hidalgo, C.P.
      11000, Mexico, D.F.
      Facsimile: 011 525 104 4172
      Attention:  Ruben Perlmutter, Vice President - Mergers and
      Acquisitions and General Counsel

            and

      De Ovando y Martinez del Campo, S.C.
      Bosque de Alisos 47B
      Suite 101
      Col. Bosque de las Lomas
      C.P. 05120 Mexico, D.F.
      Facsimile No.: 011-525-259-5259
      Attention:  Lic. Javier Martinez del Campo

      (b)   If to BAII, to:

      Bell Atlantic International, Inc.
      1310 North Court House Road
      5th Floor
      Arlington, Virginia  22201
      Facsimile No.:  (703) 312-7784
      Attention:  President and Chief Executive Officer

            with copies to:

      Bell Atlantic Corporation
      1717 Arch Street - 47E
      Philadelphia, Pennsylvania 19103
      Facsimile No.:  (215) 563-4174
      Attention:  Treasurer

            and

      Bell Atlantic International, Inc.
      1717 Arch Street - 48E
      Philadelphia, Pennsylvania  19103
      Facsimile No.:  (215) 963-9195
      Attention: Thomas R. McKeough, Vice President

      (c) If to another Holder, to its address set forth in the Company's Register (as defined below).

or to such other address or addresses as the party to whom such notice is directed may have designated in writing to the other parties hereto.

            9.2 Amendments and Waivers. Except as otherwise provided herein or in the Subordination Agreement, no amendment, modification, termination or waiver of any provision of this Debenture, or consent to any departure by the Company therefrom, shall in any event be effective unless the same shall be in writing and signed by the Holder and the Company. Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given and shall not be construed as a bar to any right or remedy which the Holder hereof would otherwise have on any other occasion. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

            9.3 Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or, partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Debenture are cumulative to, and not exclusive of, any rights or remedies provided by law or otherwise available.

            9.4 Severability. The invalidity, illegality or unenforceability in any jurisdiction of any provision in or obligation under this Debenture shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Debenture or such provision or obligation in any other jurisdiction. The parties agree to negotiate in good faith to replace any such invalid, illegal or unenforceable provision with a new valid, legal and enforceable provision the economic effect of which comes as close as possible to that of such invalid, illegal or unenforceable provision.

            9.5 Headings. Sections and headings in this Debenture are included herein for convenience of reference only and shall not constitute a part of this Debenture for any other purpose or be given any substantive effect.

            9.6 APPLICABLE LAW. THIS DEBENTURE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

            9.7 Successors and Assigns; Subsequent Holders. This Debenture shall be binding upon and inure to the benefit of the

Company and BAII and their respective successors and permitted assigns except that the Company may not assign its rights or obligations hereunder (or any portion hereof or thereof) without the prior written consent of Holder. Any attempted assignment or transfer by the Company without such consent shall be null and void. Nothing in this Debenture, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby), any legal or equitable right, remedy or claim under or by reason of this Debenture.

            9.8 Replacement Debentures. If this Debenture shall become mutilated, destroyed, lost or stolen, the Company shall, upon the written request of the Holder of this Debenture, execute and deliver in replacement hereof a new Debenture in the same form, in the same original principal amount and dated the same date as the Debenture so mutilated, destroyed, lost or stolen.

            9.9 Transfer and Exchange of Debenture; Persons Deemed Owners. (a) This Debenture will be transferable only to Affiliates of BAII and to any Person to whom BAII or an Affiliate thereof transfers ownership of 20% or more of the economic interest in the Company, provided that such Person expressly agrees in writing to assume the obligations of BAII and Holder under the Agreement, this Debenture and the Subordination Agreement (such Affiliate and other Persons being referred to herein as "Eligible Transferees").

            (b) The Company shall keep at its principal office a register (the "Register") in which it shall provide for the registration of this Debenture and for the registration of transfer of this Debenture to an Eligible Transferee. Upon due presentation at such office for registration of transfer of this Debenture to an Eligible Transferee, the Company will execute, register and deliver in exchange therefor a Debenture at such office for the same aggregate unpaid principal amount as the Debenture or Debentures so presented for registration of transfer, dated the date from which unpaid interest has then accrued thereon and registered in the name or names of the transferee or transferees. Each Debenture presented or surrendered for registration or notice of transfer or exchange shall (if so requested by the Company) be duly endorsed by, or accompanied by a written instrument or instrument of transfer in form reasonably satisfactory to the Company duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing. All transfers of Debentures shall be made in compliance with the applicable provisions of the Act. All exchanges, transfers and registrations of transfer of Debentures shall be at the expense of the Company (other than stamp and transfer taxes, and attorneys' fees and expenses of the transferor, if any).

            (c) Prior to due presentment for registration of transfer of any Debenture, the Company may treat the Holder thereof as the absolute owner thereof for the purpose of receiving payment of principal of and interest on such Debenture and for all other purposes whatsoever, whether or not such Debenture shall be overdue, and the Company shall not be affected by notice to the contrary.

            9.10 Expenses. Each party hereby agrees to pay all expenses, including fees and disbursements of counsel, incurred by the other party in connection with the settlement of any dispute arising out of or relating to this Debenture to the extent that the dispute is judicially determined in favor of the other party. The Company also agrees to pay, and save Holder harmless against liability for the payment of, (a) reasonable fees and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred with respect to any amendments or waivers requested by the Company (whether or not the same become effective) under or in respect of this Debenture and the Agreement and the transactions contemplated hereby and thereby, (b) stamp and other transfer taxes which may be payable in respect of the execution and delivery of this Debenture and the Agreement or the issuance of securities to the Holder upon conversion of this Debenture and (c) any costs of collection and enforcement (including reasonable attorneys' fees and disbursements) under this Debenture after the occurrence and during the continuance of an Event of Default.

            9.11 Right of Setoff. If an Event of Default shall have occurred and be continuing, the Holder and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all obligations at any time owing by the Holder and such Affiliates to or for the credit or the account of the Company or any of its subsidiaries against any of and all the obligations of the Company now or hereafter existing under this Agreement held by the Holder, irrespective of whether or not the Holder shall have made any demand under this Debenture and although such obligations may be unmatured. The rights of each Holder under this Section are in addition to other rights and remedies (including other rights of setoff) which the Holder may have.

            9.12 Jurisdiction. Each of the Company and, by its acceptance hereof, the Holder hereby irrevocably and unconditionally submits to the jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and to the courts of its own corporate domicile in respect of actions brought against it as a defendant in any action or proceeding arising out of or relating to this Debenture, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such court. Each of the Company and, by its acceptance hereof, the Holder agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

            9.13 Venue. The Company hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Debenture in any court referred to in Section 9.12 above. Each of the Company and, by its acceptance hereof, the Holder hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            9.14 Service of Process. The Company hereby irrevocably designates, appoints and empowers CT Corporation having its address at the date hereof at 1633 Broadway, New York, New York 10019, U.S.A. as its process agent to receive for and on its behalf service of process in New York in any legal action or proceeding with respect to this Debenture. It is understood that a copy of any such process served on such process agent shall be promptly forwarded by air mail by the Person commencing such proceeding to the Company at its address specified in Section 9.01 above, but the failure of the Company to receive such copy shall not affect in any way the service of such process as aforesaid. This means of service of process shall be in addition to service of process in any other manner permitted by law.

            9.15 Waiver of Jury Trial. EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE HOLDER HEREOF HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS DEBENTURE (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE HOLDER HEREOF (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

            9.16 Waiver of Sovereign Immunity. The Company acknowledges and agrees that the activities contemplated by the provisions of this Debenture are commercial in nature rather than governmental or public, and therefore acknowledges and agrees that it is not entitled to any right of immunity on the grounds of sovereignty or otherwise with respect to such activities or in any legal action or proceeding arising out of or relating to this Debenture in respect of itself and its properties and revenues, expressly and irrevocably waives any such right of immunity which may now or hereafter exist (including any immunity from any legal process, from the jurisdiction of any court or from any attachment prior to judgment, attachment in aid or execution, or otherwise) or claim thereto which may now or hereafter exist, and agrees not to assert any such right or claim in any such action or proceeding, whether in the United States of America or otherwise.

            9.17 Use of English Language. This Debenture has been negotiated and executed in the English language. All certificates, reports, notices and other documents and communications given or delivered pursuant to this Debenture (including any modifications or supplements hereto) shall be in the English language, or accompanied by a certificated English translation thereof. Except in the case of laws or official communications of Mexico, in the case of any document originally issued in a language other than English, the English language version of any such document shall for purposes of this Debenture, and absent manifest error, control the meaning of the matters set forth therein.

            9.18 Defined Terms. As used herein the following terms shall have the following meanings:

            (a) "Act" shall have the meaning given in the first legend paragraph on the first page of this Debenture.

            (b) "Affiliate" means as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person except that the Company and its subsidiaries shall be deemed not to be Affiliates of Holder for purposes of this definition. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

            (c) "Business Day" means any day (i) other than a Saturday, Sunday or other day on which commercial banks in New York City or Mexico are authorized or required to close under the laws of the State of New York or Mexico, and (ii) on which dealings in U.S. Dollar deposits are carried out in the London interbank market.

            (d) "Capital Expenditures" means, for any period, the additions to property, plant and equipment and other capital expenditures of the Company and its consolidated subsidiaries that are (or would be) set forth in a consolidated statement of cash flows of the Company for such period prepared in accordance with Mexican GAAP.

            (e) "Concession" means the Company's right to provide cellular service pursuant to concessions and authorizations granted by the Mexican Ministry of Communications and Transportation (Secretaria de Comunicaciones y Transportes) (a) in any of the following Mexican cellular regions: (i) in Region 5 through Comunicaciones Celulares de Occidente, S.A. de C.V., (ii) in Region 6 through Sistemas Telefonicos Portatiles Celulares, S.A. de C.V., (iii) in Region 7 through Telecomunicaciones del Golfo, S.A. de C.V. and (iv) in Region 9 through S.O.S. Telecomunicaciones, S.A. de C.V., or (b) in any other cellular region in which the

Company or of its subsidiaries shall obtain the right to provide cellular service.

            (f) "GAAP" means generally accepted accounting principles in the United States of America.

            (g) "Governmental Authority" means any sovereign government or any political subdivision thereof, whether state, local or foreign, any legislative or judicial body, and any agency, authority, instrumentality, regulatory body, court, central bank, including, without limitation, the Central Bank of Mexico or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

            (h) "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidences by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all guarantees by such Person of Indebtedness of others, (h) all capital lease obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor; provided, however, "Indebtedness" shall not include any of the foregoing owed
(i) by the Company to any of its subsidiaries, (ii) by any of the Company's subsidiaries to the Company or (iii) by any of the Company's subsidiaries to another of its subsidiaries.

            (i) "Interest Period" means initially, the period commencing on the date of this Debenture and ending on the first Interest Payment Date thereafter, and subsequently, each successive six-month period beginning on an Interest Payment Date and ending on the next Interest Payment Date thereafter.

            (j) "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

            (k) "LIBOR" means, with respect to any Interest Period, the rate of interest determined on the basis of the rate for deposits in U.S. Dollars for a period equal to such Interest Period, commencing on the first day of such Interest Period, appearing on Page 3750 of the Telerate Service as of 11:00 a.m., London time, five Business Days prior to the beginning of such Interest Period ("Page 3750"); provided, however, that if the initial Interest Period is not a period for which a rate appears on Page 3750, then "LIBOR" with respect to such initial Interest Period shall mean the weighted average of the rates of the immediately shorter and immediately longer interest periods that appear on Page 3750. In the event that a rate for an Interest Period (or with respect to the initial Interest Period, rates for the immediately shorter and longer periods) does not appear on Page 3750 of the Telerate Service (or otherwise on such Service), "LIBOR" shall mean the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) (the "Alternate Rate") quoted by the Senior Agent or its successor at or about 11:00 a.m., London time (or as soon thereafter as is practicable), four Business Days prior to the beginning of such Interest Period for the offering by the Senior Agent to leading banks in the London interbank market of deposits in U.S. Dollars for delivery on the first day of such Interest Period, for a period equal to such Interest Period, and in an amount comparable to the outstanding principal amount of this Debenture; provided, however, that if the initial Interest Period is not a period for which an Alternate Rate is quoted, then the LIBOR Rate shall be the weighted average of the rates of the immediately shorter and immediately longer interest periods for which an Alternate Rate is quoted.

            (l) "Material Adverse Effect" means a material adverse effect on (a) the business, assets, operations or condition, financial or otherwise, of the Company and its subsidiaries, taken as a whole, (b) the ability of the Company to perform any of its obligations under the Agreement or any Debenture to perform any of its obligations under the Agreement or any Debenture or (c) the rights of or benefits available to BAII or any other Holder under the Agreement or any Debenture.

            (m) "Material Terms and Conditions" means, with respect to any Concession, the terms and conditions of such Concession the violation of which, or non-compliance with which, could cause the Company or any of its subsidiaries to (a) lose such Concession, (b) lose any material rights relating to such Concession, (c) incur materially increased costs to provide the service under such Concession or (d) suffer a material restriction of any right to provide service under such Concession.

            (n) "Mexican GAAP" means generally accepted accounting principles in Mexico.

            (o) "Mexico" means the United Mexican States.

            (p) "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

            (q) "Senior Agent" means The Chase Manhattan Bank, as administrative agent for the Senior Banks.

            (r) "Senior Banks" means the lenders from time to time parties to the Senior Credit Agreement.

            (s) "Senior Credit Agreement" means the Credit Agreement, dated as of July 25, 1997, among the Company, the Senior Banks and the Senior Agent, as amended, supplemented, restated or otherwise modified from time to time.

            (t) "Senior Note Indenture" means the Indenture, dated of July 25, 1997 between the Company and the Senior Note Trustee, as amended, supplemented, restated or otherwise modified from time to time.

            (u) "Senior Note Trustee" means First Union National Bank, as Trustee for the holders of the Senior Notes.

            (v) "Senior Notes" means the 10% Senior Notes due 2004 of the Company in the aggregate original principal amount of U.S.$150,000,000 issued pursuant to the Senior Note Indenture.

            (w) "Series A Shares" means ordinary, nominative Series A Shares of the Company, without par value, that are authorized by the estatutos sociales of the Company.

            (x) "Series D Shares" means ordinary, nominative Series D Shares of the Company, without par value, that are authorized by the estatutos sociales of the Company.

            (y) "Series L Shares" means ordinary, nominative Series L Shares of the Company, without par value, that are authorized by the estatutos sociales of the Company.

            (z) "Significant Subsidiary" shall have the meaning set forth in Rule 405 under the Act.

            (aa) "Subordination Agreement" means the Subordination Agreement, dated as of July 25, 1997, among BAII, the Senior Agent and the Senior Note Trustee, as amended, supplemented, restated or otherwise modified from time to time.

            (bb) "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

[balance of page intentionally left blank]

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed as of the date set forth below.

Dated:      [_________ __, 19__]

                                          GRUPO IUSACELL, S.A. DE C.V.


                                          By:
                                             ------------------------------
                                          Name:
                                          Title:


                                          By:
                                             ------------------------------
                                          Name:
                                          Title:

Attest:

By:   ___________________
      Name:
      Title:

                   EXHIBIT C TO DEBENTURE PURCHASE AGREEMENT

July 25, 1997

Bell Atlantic International, Inc.
1310 North Court House Road
Arlington, Virginia 22201
United States of America

Ladies and Gentlemen:

This opinion is furnished to you pursuant to Section 5(a)(ii)(C) of the Debenture Purchase Agreement dated July 25, 1997 (the "Agreement") by and between Bell Atlantic International, Inc. ("BAII") and Grupo Iusacell, S.A. de C.V. (the "Company").

Terms used herein and not otherwise defined herein shall have the meanings set forth in the Agreement.

We have acted as special Mexican counsel to the Company in connection with the preparation, authorization, execution and delivery of the Agreement and the Debentures.

In such capacity, we have examined originals or copies of the Agreement, the Debentures and such corporate records, agreements, documents and other instruments, and such certificates or comparable documents of public officials and of officers and representatives of the Company, and have made such inquiries of such officers and representatives as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

In connection with facts material to this opinion that we did not independently establish or verify we have relied upon certificates of public officials, and upon statements and certifications of officers and other representatives of the Company.

Based on the above, subject to the qualifications set forth herein, we are of the opinion that:

(1) The Company has the full corporate power and authority to execute and deliver the Agreement and to issue the Debentures and to perform all of its obligations under the Agreement and under the Debentures. The execution, delivery and performance of the terms of the Agreement and the Debentures by the Company have been duly authorized by all necessary corporate and stockholder action.

(2) The execution and delivery by the Company of the Agreement, the issuance of the Debentures and performance of the Company's obligations under the Agreement and the Debentures do not require any consent, approval, authorization or order of, notice to, or declaration, filing or registration with, any Governmental Authority or stock exchange, except those that have been obtained and are in full force and effect, and except further for such notices as may be required to be filed with the Mexican Comision Federal de Competencia and the Mexican Registro Nacional de Inversiones Extranjeras upon conversion of the Debentures into Series A Shares.

(3) Neither the execution and delivery of the Agreement or the Debentures, nor the fulfillment of the terms set forth in the Agreement or the Debentures and the consummation of the transactions contemplated by the Agreement or the Debentures, will- (A)(i) conflict with or constitute a breach of, or constitute a default under or an event which, with or without notice or lapse of time or both, would be a breach of or default under or violation of the Estatutos Sociales or other organizational documents of the Company or (ii) would be a breach of or default under or violation of any agreement, document, indenture, permit, mortgage or other instrument or undertaking by which the Company is bound or to which any of its properties are subject of which we are aware, or (iii) would be a violation of any law or of any administrative regulation, or (iv) would be a violation of any judgment, order or decree applicable to the Company of which we are aware; or (B) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries.

(4) The Agreement constitutes, and the Debentures, when executed and delivered for value by the Company will constitute, a legal, valid and binding obligation of the Company enforceable in accordance with their respective terms, subject, as to enforcement, only to bankruptcy, insolvency, reorganization, moratorium, or similar laws at the time in effect affecting the enforceability of the rights of creditors generally.

(5) The Company and each of its subsidiaries is duly organized and validly existing under the laws of the jurisdiction of its organization, and to our knowledge has all requisite power and authority, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and to carry on its business as now conducted.

(6) All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable.

(7)   The Company's agreement to the choice of law provisions set forth in
      Section 13 of the Agreement and Section 9.6 of the Debentures will be recognized by Mexican courts; the Company can sue and be sued in its own name; the Company has validly appointed CT Corporation System as its authorized agent for the purpose described in
      Section 21 of the Agreement and Section 9.14 of the Debentures; the irrevocable submission by the Company to the jurisdiction of the Supreme Court of the! State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, the waiver by the Company of any objection to the venue of a proceeding in any such courts and the agreement of the Company that the Agreement and the Debentures shall be governed by and construed in accordance with the laws of the State of New York are legal, valid and binding; service of process effected in the manner set forth in the Agreement and the Debentures, assuming its validity under New York law, will be effective, insofar as Mexican law is concerned, to confer valid personal jurisdiction over the Company; and judgment obtained in any such New York Court arising out of or in relation to the obligations of the Company under the Agreement or the Debentures will be recognized in Mexico.

(8) The Company has reserved out of its authorized but unissued stock, free from preemptive rights and solely for issuance and delivery upon the conversion of the Debentures, such number of its duly authorized Series A Shares or other securities as from time to time shall be issuable upon the conversion of the Debentures. No further corporate action shall be required for the valid issuance of such securities upon the conversion of the Debentures. The Series A Shares or other securities as from time to time shall be issuable upon the conversion of the Debentures are not, and shall continue not to be, subject to preemptive or similar rights of any Person, and when issued upon conversion of the Debentures in accordance with the terms of the Agreement and the Debentures, shall be duly and validly issued, full) paid and nonassessable.

(9) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority of which we are aware pending against or affecting the Company that involve the Agreement or any Debenture.

The above opinions are subject to the following qualifications:

1. In our examination of the documents referred to above, we have assumed the authenticity of all such documents, the genuineness of all signatures and the due execution and delivery thereof by all parties involved, and the conformity to their respective originals of copies submitted to us.

2. In the event of proceedings against the Company in a Mexican court, in connection with any document that is not executed in Spanish which is sought to be enforced, a Spanish translation thereof prepared by a court-appointed translator would have to be approved by such court after the defendant had been given an opportunity for a hearing as to the accuracy of such translation, and proceedings would thereafter be based on such translation.

3. Enforcement of foreign judgments by a Mexican court will be subject to the determination by such Mexican court that (i) such judgment is strictly for the payment of a certain sum of money and has not resulted from an action in rem;
(ii) the court rendering such judgment was a competent court therefor in accordance with recognized rules of international law and which are compatible with Mexican procedural laws; (iii) service of process was made personally on the Company or on the process agent appointed by the Company; (iv) such judgment is final and may not be appealed through ordinary proceedings in its country of origin; (v) the action that gave rise to such judgment is not the matter of proceedings in Mexico between the same parties; (vi) such judgment does not contravene Mexican public policy or law or international treaties binding upon Mexico (and we have no reason to believe that such enforcement of the Agreement would violate Mexican law or public policy); (vii) the applicable procedures under Mexican law with respect to the enforcement of foreign judgments, including, the issuance of a letter rogatory, are complied with; (viii) the courts of such jurisdiction recognize the principles of reciprocity in connection with the enforcement of Mexican judgments in such jurisdiction; and
(ix) such judgment satisfies the conditions required to be considered as authentic.

4. It should be noted that service of process on the Company or its process agent by mail does not constitute personal service for purposes of enforcing a foreign judgment in Mexico.

5. Covenants of the Company which purport to bind the Company on matters reserved by law to shareholders, or which purport to bind shareholders to vote or refrain from voting their shares in the Company, are not specifically enforceable under Mexican Law.

6. Certain terms of the Agreement and the Debentures, inasmuch as they vary from the original terms approved by the shareholders of the Company, will require shareholder approval.

7. Pursuant to Article 8 of the Monetary Law (Ley Monetaria) of Mexico, if collection of amounts payable by the Company in foreign currency outside Mexico under the Agreement is sought in Mexico, Mexican courts might render a judgment in Mexican currency or, if such judgment is rendered in foreign currency but is payable in Mexico, such judgment may be discharged in Pesos, at the rate of exchange in effect at the date and place where payment is made, as determined by the Central Bank of Mexico (Banco de Mexico). Therefore, we express no opinion with respect to Section 8 of the Debentures.

8. In any bankruptcy or liquidation proceeding initiated in Mexico pursuant to the laws of Mexico, labor claims, claims of tax authorities for unpaid taxes and claims of secured creditors or creditors with a special privilege under law will have priority over claims of unsecured creditors.

9. Following any conversion of the Debentures, the Board of Directors of the Company has been authorized and instructed to amend the Company's Estatutos Sociales to reflect the corresponding increase in capital and number of Series A Shares resulting from any such conversion, and to take customary action to formalize and register any such amendment. Such amendment would normally be accomplished through a resolution adopted at a meeting of the Company's Board. Under the Estatutos Sociales of the Company, a Board meeting may be validly held when a majority of the Board members are present, but including at least one of the members appointed by the holders of Series A Shares and one member appointed by the holders of series B shares of the Company. The resolutions adopted by such a meeting would be valid when adopted by the favorable vote of a majority of the directors present thereat, but including at least one of the members appointed by the holders of the Series A Shares and one member appointed by the holders of the series B shares of the Company.

10. We do not purport to be experts on and do not purport to be generally familiar with or qualified to express legal opinions based on any law other than the laws of Mexico and accordingly express no legal opinion herein based upon or related to any law other than the laws of Mexico.

This opinion is furnished solely for your benefit in connection with the transactions described above. This opinion is not to be used, circulated, quoted or otherwise referred to for any other purpose without our prior written consent in each instance.

Very truly yours,



De Ovando y Martinez del Campo, S.C.
By: Javier Martinez del Campo L.